As filed with the Securities and Exchange
                          Commission on October 7, 2008

                           Securities Act File No.:[         ]
                   Investment Company Act File No.: 811-04791

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                           Pre-Effective Amendment No.

                          Post-Effective Amendment No.

                  ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York l0105
                     (Name and address of agent for service)

                          Copies of communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                               1200 G Street, N.W.
                                    Suite 350
                              Washington, DC 20005

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on November 6, 2008 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                  ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

                  CONTENTS OF FORM N-14 REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

--------------------------------------------------------------------------------
     o    Cover Sheet
--------------------------------------------------------------------------------
     o    Contents of Registration Statement
--------------------------------------------------------------------------------
     o    Form N-14 Cross Reference Sheet
--------------------------------------------------------------------------------
     o    Letter to Shareholders
--------------------------------------------------------------------------------
     o    Part A - Prospectus
--------------------------------------------------------------------------------
     o    Part B - Statement of Additional Information
--------------------------------------------------------------------------------
     o    Part C - Other Information
--------------------------------------------------------------------------------
     o    Signatures
--------------------------------------------------------------------------------
     o    Exhibits
--------------------------------------------------------------------------------

                              CROSS REFERENCE SHEET

--------------------------------------------------------------------------------
ITEM NO.                                     PROXY/PROSPECTUS
--------------------------------------------------------------------------------
Part A
--------------------------------------------------------------------------------
1. Beginning of Registration Statement
   and Outside Front Cover Page of
   Prospectus                                Cover Page/Questions & Answers
--------------------------------------------------------------------------------
2. Beginning of Outside Back Cover
   Page of Prospectus                        Questions & Answers
--------------------------------------------------------------------------------
3. Fee Table, Synopsis Information and
   Risk Factors                              Summary, Appendix A
--------------------------------------------------------------------------------
4. Information about the Transaction         Letter to Shareholders, Questions
                                             and Answers, Summary, Information
                                             About the Proposed Transaction
--------------------------------------------------------------------------------
5. Information about the Registrant          Letters to Shareholders, Questions
                                             and Answers, Summary, Information
                                             About the Funds
--------------------------------------------------------------------------------
6. Information about the Company Being       Letters to Shareholders, Questions
   Acquired                                  and Answers, Summary, Information
                                             About the Funds
--------------------------------------------------------------------------------
7. Voting Information                        Notice of Special Meeting of
                                             Shareholders/Voting Information
--------------------------------------------------------------------------------
8. Interest of Certain Persons and Experts   Experts
--------------------------------------------------------------------------------
9. Additional Information Required for
   Reoffering by Persons Deemed to be
   Underwriters                              Not Applicable
--------------------------------------------------------------------------------
Part B
--------------------------------------------------------------------------------
10. Cover Page                               Cover Page
--------------------------------------------------------------------------------
11. Table of Contents                        Table of Contents
--------------------------------------------------------------------------------
12. Additional Information About the         SAI
    Registrant
--------------------------------------------------------------------------------
13. Additional Information about the         SAI
    Company being Acquired
--------------------------------------------------------------------------------
14. Financial Statements                     SAI
--------------------------------------------------------------------------------
15-17.                                       Information required to be included
                                             in Part C is set forth under the
                                             appropriate item, so numbered, in
                                             Part C of this Registration
                                             Statement.
--------------------------------------------------------------------------------

                                       AB
                               ALLIANCEBERNSTEIN
                                  Investments

                ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC. --
                          INSURED CALIFORNIA PORTFOLIO

                           1345 Avenue of the Americas
                            New York, New York 10105

                                                            November [___], 2008

Dear Shareholders:

     The Board of Directors of AllianceBernstein Municipal Income Fund, Inc. (the "Fund") is pleased to invite you to a Special Meeting of Shareholders of California Portfolio II, currently known as Insured California Portfolio ("Insured California") and a series of the Fund (the "Meeting"), to be held on Friday, December 12, 2008. At this Meeting, we are asking you to approve the acquisition of the assets and the assumption of the liabilities of California Portfolio II ("California II") by California Portfolio, another series of the Fund. We sometimes refer to each of California II and California Portfolio as a "Portfolio" and together as the "Portfolios".

     The proposed acquisition is described in more detail in the attached Prospectus/Proxy Statement. You should review the Prospectus/Proxy Statement carefully and retain it for future reference. If the shareholders of California II approve the acquisition by California Portfolio, the acquisition is expected to take place in the first quarter of 2009.

     The Board of Directors recently approved the elimination of Insured California's policy to invest at least 80% of its net assets in insured municipal securities and changes to certain other non-fundamental policies. Consistent with the change in the 80% policy, the Directors approved a proposal to rename the Portfolio California Portfolio II. These changes are expected to become effective on or about December 1, 2008. You will find a further explanation of these changes in the Prospectus/Proxy Statement. For the purposes of this Prospectus/Proxy Statement, we will refer to California II as if the name change had already taken effect.

     California II and California Portfolio have identical investment objectives and follow significantly similar investment strategies, except that California II invests principally in securities exempt from the federal alternative minimum tax ("AMT") while California Portfolio may invest without limit in securities subject to the AMT for certain taxpayers. We anticipate that the proposed acquisition will result in benefits to the shareholders of California II, including a reduction in expenses, as discussed more fully in the Prospectus/Proxy Statement.

     The Directors have given careful consideration to the proposed acquisition and have concluded that the acquisition is in the best interests of California
II. The Directors recommend that you vote "for" the proposed acquisition of California II by California Portfolio.

     If the acquisition of California II by California Portfolio is approved by the shareholders of California II, each California II shareholder will receive Fund. We sometimes refer to each of California II and California Portfolio as currently owns, which will have an aggregate net asset value ("NAV") equal to the aggregate NAV of the shareholder's shares in California II. California II would then terminate. You will not be assessed any initial sales charges, contingent deferred sales charges or other individual shareholder fees in connection with the proposed acquisition.

     We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize proxies to cast your vote. Broadridge (the "Proxy Solicitor"), 60 Research Rd., Hingham, MA 02043, a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to submit your proxy. No matter how many shares you own, your vote is important.

Sincerely,

Robert M. Keith
President

                                       AB
                               ALLIANCEBERNSTEIN
                                  Investments

                ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC. --
                          INSURED CALIFORNIA PORTFOLIO

                           1345 Avenue of the Americas
                            New York, New York 10105
                                 (800) 221-5672

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR DECEMBER 12, 2008

To the shareholders of California Portfolio II, currently known as Insured California Portfolio, a series of AllianceBernstein Municipal Income Fund, Inc., a Maryland corporation (the "Fund"):

     Notice is hereby given that a Special Meeting of the Shareholders of the Portfolio (the "Meeting") will be held at 1345 Avenue of the Americas, [_______] Floor, New York, New York 10105 on Friday, December 12, 2008, at [______] [p.m.], Eastern Time, to consider and vote on the following proposal, which is more fully described in the accompanying Prospectus/Proxy Statement dated November [___], 2008:

     1. To approve a Plan of Acquisition and Liquidation of the Fund with respect to its series, California Portfolio II and California Portfolio, providing for the acquisition by California Portfolio of all of the assets and assumption of all of the liabilities of California Portfolio II in exchange for shares of California Portfolio and subsequent termination of California Portfolio II.

     2. To transact any other business that may properly come before the Meeting and any adjournments or postponements thereof.

     Any shareholder of record of the Portfolio at the close of business on October 31, 2008 is entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. Proxies are being solicited on behalf of the Board of Directors. Each shareholder who does not expect to attend the Meeting and vote in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to submit voting instructions by telephone as described on the enclosed proxy card.

                                        By Order of the Board of Directors,


                                        Robert M. Keith
                                        President

New York, New York
[__________], 2008

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

     Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. In order to save any additional costs of further proxy solicitation and to allow the Meeting to be held as scheduled, please complete, date, sign and return your proxy card promptly.

--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

                           PROSPECTUS/PROXY STATEMENT

         Acquisition of the Assets and Assumption of the Liabilities of

                ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC. --
                             CALIFORNIA PORTFOLIO II
                 (the successor to INSURED CALIFORNIA PORTFOLIO)

                       By, and in Exchange for Shares of,

                ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC. --
                              CALIFORNIA PORTFOLIO

                               November [__], 2008

                                TABLE OF CONTENTS

Questions and Answers                                                       [__]

Proposal  --   Approval of a Plan of Acquisition and Liquidation of
               AllianceBernstein Municipal Income Fund, Inc. with respect to its series, California Portfolio II and California
               Portfolio                                                    [__]

Summary                                                                     [__]

     Comparison of Operating Expense Ratios                                 [__]

     Comparison of Investment Advisory Fees                                 [__]

     Comparison of Investment Objectives and Policies                       [__]

     Principal Risks                                                        [__]

     Federal Income Tax Consequences                                        [__]

     Comparison of Distribution and Purchase Procedures                     [__]

     Service Providers                                                      [__]

     Comparison of Business Structures                                      [__]

Information about the Proposed Transaction                                  [__]

     Introduction                                                           [__]

     Description of the Plan                                                [__]

     Reasons for the Acquisition                                            [__]

     Description of Securities to be Issued                                 [__]

     Dividends and Other Distributions                                      [__]

     Surrender and Exchange of California II Stock Certificates             [__]

     Federal Income Tax Consequences                                        [__]

     Capitalization Information                                             [__]

     Trading History and Share Price Data                                   [__]

Information about the Portfolios                                            [__]

     Management of the Portfolios                                           [__]

     Advisory Agreement and Fees                                            [__]

     Administrator                                                          [__]

     Distributor                                                            [__]

     Other Service Providers                                                [__]

Voting Information                                                          [__]

Legal Matters                                                               [__]

Experts                                                                     [__]

Financial Highlights                                                        [__]

Appendix A -- Fee Table                                                     [__]

Appendix B -- Comparison of Investment Objectives and Policies              [__]

Appendix C -- Portfolio Performance                                         [__]

Appendix D -- Description of Principal Risks of the Portfolios              [__]

Appendix E -- Certain Information Applicable to Shares of California
              Portfolio                                                     [__]

Appendix F -- Other Information                                             [__]

Appendix G -- Form of Plan of Acquisition and Liquidation                   [__]

Appendix H -- Capitalization                                                [__]

Appendix I -- Legal Proceedings                                             [__]

Appendix J -- Share Ownership Information                                   [__]

Appendix K -- Financial Highlights                                          [__]

                              QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisition and of the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement before casting your vote.

1. What is this document and why did we send it to you?

This is a combined Prospectus/Proxy Statement that provides you with information about the proposed acquisition (the "Acquisition") of the assets and liabilities of California Portfolio II ("California II"), currently known, prior to the change in name expected to become effective on or about December 1, 2008, as Insured California Portfolio ("Insured California") and a series of AllianceBernstein Municipal Income fund, Inc. (the "Fund"), by California Portfolio, a series of the Fund. (California Portfolio, California II and Insured California are each a "Portfolio" and collectively, the "Portfolios"). This document also solicits your vote on the Acquisition by requesting that you approve the Plan of Acquisition and Liquidation, dated as of [__________], 2008 (the "Plan") of the Fund with respect to its series, California II and California Portfolio, and the subsequent termination of California II (the "Proposal").

On September 23, 2008, the Board of Directors of the Fund (the "Board") approved and declared advisable the Acquisition and the subsequent termination of California II and directed that the Acquisition and termination be submitted to the shareholders for approval at a Special Meeting of Shareholders to be held on December 12, 2008 at [____] [p.m.], Eastern Time (the "Meeting"). You are receiving this Prospectus/Proxy Statement because you own shares of California
II. Each shareholder of record of California II as of the close of business on October 31, 2008 (the "Record Date") has the right under applicable legal and regulatory requirements to vote on the Acquisition. The Acquisition will not occur unless it is approved by California II shareholders. This Prospectus/Proxy Statement contains the information you should know before voting on the Acquisition.

You may contact a Portfolio at (800) 221-5672 or write to a Portfolio at 1345 Avenue of the Americas, New York, NY 10105.

2. Who is eligible to vote on the Acquisition?

Shareholders of record of California II at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. If you owned shares of California II on the Record Date, you have the right to vote even if you subsequently sold your shares.

Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign and return a proxy card but do not fill in a vote, your shares will be voted "FOR" the Proposal. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

3. How will the Acquisition work?

The Plan provides for (i) the transfer of all of the assets of California II to California Portfolio, (ii) the assumption by California Portfolio of all of the liabilities of California II, (iii) the issuance to California II shareholders of shares of the equivalent class of California Portfolio, equal in aggregate net asset value ("NAV") to the NAV of their former California II shares, in redemption of their California II shares, and (iv) the termination of California II.

As a shareholder of California II, you will receive the same class of shares of California Portfolio as the shares you currently own, having an aggregate NAV equal to the aggregate NAV of your shares in California II. The contingent deferred sales charge ("CDSC") period applicable to California II shares prior to the Acquisition will continue to apply to the shares of California Portfolio issued in the Acquisition. Shareholders of California II will not be assessed any sales charges or other shareholder fees in connection with the Acquisition. The Acquisition will not occur unless it is approved by the shareholders of California II.

4. Why is the Acquisition being proposed?

After considering the recommendation of AllianceBernstein L.P. (the "Adviser"), the Board concluded that participation by California II in the Acquisition is in the best interests of California II. The Board also concluded that the Acquisition would not dilute shareholders' interests. In reaching this conclusion, the Board considered, among other things, the similar investment objectives and strategies and differences among the investment policies of the Portfolios, the expense ratio reduction expected to result from the Acquisition, the continuity of the portfolio management team, the comparison of fees for the Portfolios and the pro forma combined Portfolio, the costs of the Acquisition, and the tax-free nature of the Acquisition.

5. When will the Acquisition take place?

If the shareholders of California II approve the Acquisition on December 12, 2008, the Acquisition is expected to occur in the first quarter of 2009.

6. Who will bear the expenses of the Acquisition?

The expenses of the Acquisition, which are estimated to be approximately $205,000 will be borne by California II.

7. Where May I Find Additional Information Regarding the Portfolios?

Additional information about the Portfolios is available in the Statement of Additional Information ("SAI") dated [__________], 2008 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus/Proxy Statement. The SAI and the Portfolios' Annual Reports to Shareholders, which contain audited financial statements for the Portfolios' fiscal year ended October 31, 2007, are incorporated by reference into this Prospectus/Proxy Statement. In addition, the Portfolios' Semi-Annual Reports for the six-month period ended April 30, 2008 and the prospectus and SAI for the Portfolios dated February 1, 2008, as revised August 6, 2008 and September 24, 2008 (collectively, the "Prospectuses") are incorporated by reference into this Prospectus/Proxy Statement. (The Portfolios' file number is 811-04791).

Additional copies of the Annual and Semi-Annual reports are available at www.AllianceBernstein.com and are also available, along with the Prospectus/Proxy Statement and SAI, upon request, without charge, by writing to or calling the address and telephone number listed below.

By mail:        AllianceBernstein Investor Services, Inc.
                P.O. Box 786003
                San Antonio, TX 78278-6003

By phone:       For Information: 1-800-221-5672
                For Literature: 1-800-227-4618

All of this information is filed with the SEC. You may view or obtain these documents from the SEC:

In person:      at the SEC's Public Reference Room in Washington, D.C.

By phone:       202-551-8090 (for information on the operations of the
                Public Reference Room only)

By mail:        Public Reference Section, Securities and Exchange
                Commission, Washington, DC 20549-0102 (duplicating fee required)

By electronic   publicinfo@sec.gov (duplicating fee required)
  mail:

On the Internet:  www.sec.gov

Other Important Things to Note:

     o    You may lose money by investing in the Portfolios.

     o The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                                    PROPOSAL

              APPROVAL OF A PLAN OF ACQUISITION AND LIQUIDATION OF
        ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC. WITH RESPECT TO ITS
            SERIES, CALIFORNIA PORTFOLIO II AND CALIFORNIA PORTFOLIO

     On September 23, 2008, the Board of Directors (the "Directors") of AllianceBernstein Municipal Income Fund, Inc. declared advisable and voted to approve the Plan and the Acquisition, subject to the approval of the shareholders of California Portfolio II ("California II"), currently known, prior to the change in its name expected to become effective on or about December 1, 2008, as Insured California Portfolio. The Plan provides for (i) the transfer of all of the assets of California II to California Portfolio, (ii) the assumption by California Portfolio of all of the liabilities of California II,
(iii) the issuance to California II shareholders of the equivalent class of shares of California Portfolio, equal in aggregate net asset value ("NAV") to the NAV of their former California II shares in redemption of their California II shares, and (iv) the termination of California II.

     Each California II shareholder will receive the number of full and fractional shares of California Portfolio having an aggregate NAV that, on the effective date of the Acquisition, is equal to the aggregate NAV of the shareholder's shares of California II. Shareholders of California II will recognize no gain or loss. If approved by the shareholders of California II, the Acquisition is expected to occur in the first quarter of 2009.

     The shareholders of California II must approve the Proposal in order for the Acquisition to occur. Approval of the Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of California II, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a vote of the holders of a majority of the outstanding voting securities of a Portfolio means the vote of the holders of the lesser of: (i) 67% or more of the outstanding shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

     A quorum for the transaction of business by the shareholders of California II at the Meeting will consist of the presence in person or by proxy of the holders of one-third of the shares of California II entitled to vote at the Meeting.

     The Directors concluded that participation by California II in the Acquisition is in the best interests of California II. The Directors also concluded that the Acquisition would not dilute shareholders' interests. In reaching this conclusion, the Directors considered, among other things, the similar investment objectives and strategies and differences among the investment policies of the Portfolios, the expense ratio reduction expected to result from the Acquisition, the continuity of the portfolio management team, the comparison of fees for each of California II and California Portfolio with those of the pro forma combined Portfolio, the costs of the Acquisition, and the tax-free nature of the Acquisition.

     For a more complete discussion of the factors considered by the Directors in approving the Acquisition, see "Reasons for the Acquisition" in Information About the Proposed Transaction.

                                     SUMMARY

     The following summary highlights differences between the Portfolios. This summary is not complete and does not contain all of the information that you should consider before voting on the Acquisition. For more complete information, please read this entire document. This Prospectus/Proxy Statement, the accompanying Notice of the Special Meeting of Shareholders and the enclosed proxy card are being mailed to shareholders of California II on or about November [___], 2008. Certain information presented to the Directors at the September 23, 2008 Special Meeting of the Board of Directors of the Fund referred to below ("Board Meeting") is as of June 30, 2008. The Adviser represented to the Board that, if the information was updated, it would not differ in any material respect.

     California II is a non-diversified open-end fund, with assets of, as of June 30, 2008, approximately $94 million, that invests principally in high-yielding, predominantly investment grade, municipal securities. As a matter of fundamental policy, California II invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal and California income tax. California Portfolio is a diversified open-end fund, and is significantly larger than California II, with assets of, as of June 30, 2008, approximately $745 million. California Portfolio pursues investment strategies that are similar to those of California II. The principal difference between the Portfolios is that California II invests principally in securities exempt from the federal alternative minimum tax ("AMT") while California Portfolio may invest, without limitation, in securities subject to the AMT for certain taxpayers.

     California Portfolio has outperformed California II for the one, three, five and ten year periods largely because insured municipal bonds have lower yields than their uninsured counterparts. The Portfolios' returns for the past one year period were the same reflecting the fact that, because of declines in the credit quality of bond insurers, insured municipal bonds are, similar to other municipal bonds, valued in the market primarily with reference to the credit quality of the issuer. Comparative performance for the Portfolios' Class A shares as of June 30, 2008 is shown in the chart below.

                                 One Year   Three Years   Five Years   Ten Years
                                 --------   -----------   ----------   ---------

California II                       1.67%         1.90%        2.61%       4.11%

California Portfolio                1.67%         2.60%        3.68%       4.25%

The historical performance of the Portfolios is provided in Appendix C.

Comparison of Operating Expense Ratios

     California II, because of its small asset size, has higher operating costs and therefore a higher expense ratio than the California Portfolio. The Acquisition is expected to result in an operating expense ratio for the combined Portfolio that is lower than the current, actual operating expense ratio of California II. The Adviser has adopted an expense cap for California Portfolio's Class A shares of .77% (with corresponding expense caps for other classes of shares) that is effective for California Portfolio until December 31, 2008. Effective January 1, 2009, the Adviser has adopted a new, lower expense cap for California Portfolio's Class A shares of .75% (with corresponding expense caps for other classes of shares) that will be effective through the end of California Portfolio's fiscal year and continue thereafter for one-year periods unless terminated by the Adviser upon 60 days' notice prior to California Portfolio's fiscal year end. The Acquisition would result in a significant decrease in the operating expense ratio for California II.

     The following table illustrates, as of June 30, 2008, the expected reduction in operating expenses for California II.

                                        Total Annual        Total Annual Expense
                                       Expense Ratio         Ratio with Fee Cap
                                       -------------         ------------------

California II                              1.16%                    --
California Portfolio (Class A)             0.85%                  0.77%
California Portfolio (Class A pro forma)   0.85%                  0.75%*

----------
     * The current expense cap for California Portfolio Class A shares is .77%. Effective January 1, 2009, the Adviser has adopted a new, lower expense cap of .75% (with corresponding expense caps for other classes of shares) that will be effective through the end of the Portfolio's fiscal year and continue thereafter for one-year periods unless the Adviser gives the Portfolio notice of termination at least 60 days prior to the end of the Portfolio's fiscal year.

     As the table indicates, the operating expenses per share, after fee waiver, would be reduced for California II by .41% (.31% before fee waiver), if the Acquisition is consummated. The Fee Table, attached hereto as Appendix A, describes the fees and expenses of each Portfolio as of the Portfolios' fiscal year end and includes pro forma expenses for the combined Portfolio assuming the Acquisition is approved by California II's shareholders.

Comparison of Investment Advisory Fees

     The Portfolios have the same investment advisory agreement and pay a monthly advisory fee at the same annual rate of .45% of each Portfolio's average daily net assets. The advisory fee rates are .45% of the first $2.5 billion, ..40% of the excess of $2.5 billion up to $5 billion and .35% of the excess over $5 billion of each Portfolio's average daily net assets.

                                                 Advisory Fee Rates
                                                 ------------------

          California II                                 .45%
          California Portfolio                          .45%
          California Portfolio (pro forma)              .45%

Comparison of Investment Objectives and Policies

     At the Board Meeting, the Directors approved revisions in Insured California's investment policies to remove a non-fundamental investment policy of investing at least 80% of its net assets in insured municipal securities. The Adviser advised the Directors it believed that, as a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. Previously, insured municipal securities typically received higher credit ratings and the issuer paid a lower interest rate. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In addition, the supply of insured municipal securities has declined leading to reduced availability of these securities. The Adviser believed that it could better evaluate the risk and return characteristics of municipal securities through its own research and provide investors and shareholders with a greater opportunity for higher risk-adjusted returns than those available from a portfolio primarily invested in insured municipal securities. In connection with the policy change, the Board approved a change in Insured California's name to California Portfolio II. The name and policy changes will become effective on or about December 1, 2008.

     The Directors also approved a proposal, effective immediately, to eliminate the Portfolio's non-fundamental policies related to insurer's ratings. These policies include (i) that no more than 25% of the Portfolio's total assets may be invested in insured municipal securities covered by policies issued by issuers with a claims-paying ability rated below AA by Moody's, S&P or Fitch and
(ii) that no insured security purchased by the Portfolio can be covered by a policy issued by an insurer with a claims-paying ability rated below A. The Adviser advised the Directors that these restrictions might unduly limit the Portfolio's investment opportunities in light of recent and foreseeable downgrades of certain insurance companies.

     Once the policy change described above for Insured California becomes effective and Insured California transitions into California II, the investment objectives and strategies of California II and California Portfolio will be the same except, as discussed below, that California Portfolio may invest, without limitation, in securities subject to the AMT for certain taxpayers while California II's investmements are principally limited to securities exempt from the AMT. The following table shows the investment objective and principal investment strategies of each of Insured California, California II and California Portfolio.

                            Insured California            California II            California Portfolio
                        -------------------------   -------------------------    -------------------------
Investment Objective    The investment objective    Same.                        Same.
                        of the Portfolio is to
                        earn the highest level of
                        current income, exempt
                        from Federal and State of
                        California taxation, that
                        is available without
                        assuming what the Adviser
                        considers to be undue
                        risk.

Principal
Investment Strategies   The Portfolio invests,      The Portfolio invests,       The Portfolio invests,
                        under normal                under normal                 under normal
                        circumstances, at least     circumstances, at least      circumstances, at least
                        80% of its net assets in    80% of its net assets in     80% of its net assets in
                        municipal securities with   municipal securities with    municipal securities with
                        interest which is exempt    interest which is exempt     interest which is exempt
                        from federal income tax,    from federal income tax,     from federal income tax
                        including the AMT, and      including the AMT, and       and at least 80% of its
                        80% of its net assets in    80% of its net assets in     net assets in municipal
                        municipal securities of     municipal securities of      securities of California
                        California or municipal     California or municipal      or municipal securities
                        securities with interest    securities with interest     with interest that is
                        which is otherwise exempt   which is otherwise exempt    otherwise exempt from
                        from California state       from California state        California state income
                        income tax.                 income tax.                  tax.

                        The Portfolio invests,                                   The Portfolio invests,
                        under normal                                             and is permitted to
                        circumstances, at least                                  invest without limit, in
                        80% of its net assets in                                 AMT-subject bonds.
                        insured securities.

     The investment strategies of California II and California Portfolio are the same because both invest primarily in investment grade municipal securities with interest which is exempt from federal income tax and in municipal securities of California or municipal securities with interest that is otherwise exempt from California state income tax. The only difference is that California Portfolio may invest without limit in securities subject to the AMT for certain taxpayers while California II invests principally in securities exempt from the AMT.

     As the number of investors subject to the AMT has increased, California Portfolio has reduced its holdings in AMT-subject securities and its holdings in these securities have declined from approximately 60% at the beginning of 2000 to approximately 12% at the end of 2007. The Adviser does not anticipate a significant increase in these investments. In addition, the Adviser believes that its ability to generate higher distribution yields for all shareholders should offset the value to California II's shareholders of investing in AMT-exempt securities. If the Portfolios were combined as of July 31, 2008, the combined Portfolio AMT would be 10.49% and, as the following table illustrates, shareholders subject to the AMT would receive a higher after-tax distribution yield than California II would provide:

                                               After-Tax Distribution Yield
                                               -----------------------------

Insured California                                         3.63%
California Portfolio                                       4.22%
California Portfolio (Before Tax) (pro forma)              4.20%
California Portfolio (After Tax) (pro forma)               4.08%

     A more detailed comparison of the investment strategies and policies of the Portfolios is provided in Appendix B. You can find additional information on the Portfolios in the SAI.

     As a result of the previously discussed decline in the credit quality of most bond insurers, insured municipal bonds are valued in the market primarily with reference to the credit quality of the issuer, with little if any value being ascribed to the insurance component. Consequently, a combination of the Portfolios' holdings will not significantly alter California Portfolio's credit quality or other portfolio characteristics. Therefore, the Adviser does not anticipate any significant portfolio repositioning as a result of the Acquisition. California Portfolio will be the accounting survivor after the consummation of the Acquisition.

Principal Risks

     Each Portfolio is subject to market risk, municipal market risk, interest rate risk, credit risk, inflation risk and derivatives risk. California II is also subject to diversification risk because it is non-diversified. A description of each of these risks is provided in Appendix D.

Federal Income Tax Consequences

     No gain or loss will be recognized by California II or its shareholders as a result of the Acquisition. The aggregate tax basis of the shares of California Portfolio received by a shareholder of California II (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder's shares of California II. The holding period of the shares of California Portfolio received by a shareholder of California II (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of California II held by the shareholder, provided that such shares are held as capital assets by the shareholder of California II at the time of the Acquisition. The holding period and tax basis of each asset of California II in the hands of California Portfolio as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of California II prior to the Acquisition. Provided that California II shares surrendered constitute capital assets in the hands of the shareholder, such gain or loss realized by the shareholder will be capital gain or loss upon disposition of the shares. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Portfolios. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service.

     California II has no capital loss carryforwards and California Portfolio has capital loss carryforwards of approximately $18.6 million or $0.26 per share. The combined Portfolio will have the same amount of capital loss carryforwards, which will, as a result of the Acquisition, equal $0.23 per share. The Capital loss carryforwards available to California II's shareholders will increase and those available to California Portfolio's shareholders will decrease slightly. California II has a small amount of capital gains, which will be distributed to shareholders as dividends prior to the Acquisition. Although not anticipated, California II, prior to the closing of the Acquisition, will determine if additional distributions are necessary and will declare a distribution to the California II shareholders which, together with all previous distributions, will have the effect of distributing to the California II shareholders all of California II's investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

     Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in "Information about the Transaction".

Comparison of Distribution and Purchase Procedures

     The distribution and purchase procedures of the Portfolios are identical. The shares of each Portfolio are offered to a broad range of investors. Class A shares of each Portfolio are sold with a front-end sales load of up to 4.25% for purchases of less than $1,000,000. Class B shares are available at NAV without an initial sales charge. Your investment, however, is subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. Class C shares are also available at NAV without an initial sales charge. Your investment, however, is subject to a 1% CDSC if you redeem your shares within one year. Advisor Class shares of California Portfolio may be purchased through a financial adviser at NAV.

     The CDSCs applicable to shares of California II will continue to apply to California Portfolio shares issued in the Acquisition. The CDSC period will be calculated from the date of the original purchase of California II shares. Class B shares of California II will convert to Class A shares after six years.

     Each Portfolio's Class A shares have a .30% distribution (Rule 12b-1) fee. The Class B and Class C shares of each Portfolio have a 1.00% distribution fee. The shares of each Portfolio may be exchanged for comparable classes of shares of other AllianceBernstein mutual funds. More information on distribution and purchase procedures of California Portfolio is provided in Appendix E.

Service Providers

     The Portfolios have the same service providers, which will continue in their capacity after the Acquisition.

Comparison of Business Structures

     Each Portfolio is a series of the Fund, which is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law. For more information on the organizational structure and governance of the Portfolios, see Appendix F.

                   INFORMATION ABOUT THE PROPOSED TRANSACTION

Introduction

     This Prospectus/Proxy Statement is provided to you to solicit your proxy for exercise at the Meeting to approve the acquisition of the assets and assumption of the liabilities of California II by California Portfolio and the subsequent termination of California II. The Meeting will be held at 1345 Avenue of the Americas, [___] Floor, New York, New York 10105 at [____] [p.m.], Eastern Time, on December 12, 2008. This Prospectus/Proxy Statement, the accompanying Notice of the Special Meeting of Shareholders and the enclosed proxy card are being mailed to shareholders of California II on or about November [___], 2008.

Description of the Plan

     As provided in the Plan, California Portfolio will acquire all the assets and assume all the liabilities of California II at the effective time of the Acquisition (the "Effective Time"). In return, California Portfolio will issue, and California II will distribute to its shareholders, a number of full and fractional shares of California Portfolio, determined by dividing the net value of all the assets of California II by the NAV of one share of California Portfolio. For this purpose, the Plan provides the times for, and methods of, determining the net value of the assets of each Portfolio. The Plan provides that shareholders of California II will be credited with shares of California Portfolio having an aggregate NAV equal to the aggregate NAV of the California II shares that the shareholder holds of record at the Effective Time.

     Following the distribution of California Portfolio shares in full liquidation of California II, California II will wind up its affairs and terminate as soon as is reasonably practicable after the Acquisition. In the event the Acquisition does not receive the required shareholder approval, California II will continue its operations and the Board will consider what future action, if any, is appropriate.

     The projected expenses of the Acquisition, largely those for legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $205,000. The expenses will be borne by California II.

     The Acquisition is expected to occur in the first quarter of 2009. The Acquisition is conditioned upon approval of the Plan by California II shareholders and California II satisfying the terms of the Plan. Under applicable legal and regulatory requirements, none of California II's shareholders will be entitled to exercise shareholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, shareholders will be bound by the terms of the Acquisition under the Plan. However, any shareholder of California II may redeem shares of common stock prior to the Acquisition.

     Completion of the Acquisition is subject to certain conditions set forth in the Plan. The Directors may terminate the Plan under certain circumstances. Among other circumstances, the Directors may terminate the Plan upon a determination that proceeding with the Plan is not in the best interests of a Portfolio or of its shareholders.

     A copy of a form of the Plan is attached as Appendix G.

Reasons for the Acquisition

     The Adviser presented the following reasons in favor of the Acquisition:

          o The Adviser discussed with the Directors that California II commenced operations in November, 1985 under the aegis of another investment adviser and became part of the AllianceBernstein complex of mutual funds in November, 1986. California Portfolio commenced operations in December, 1986. California II, with net assets, as of June 30, 2008, of approximately $94 million, is considerably smaller than California Portfolio, with net assets, as of June 30, 2008, of approximately $745 million.

          o The Adviser discussed with the Directors that it believed that combining the relatively small California II with California Portfolio would result in a more efficient investment opportunity with lower expenses. As the Adviser noted, California II's expense ratio is higher than California Portfolio's gross expense ratio due to its small size and dwindling assets as a result of net redemptions over the past six years. In addition, California Portfolio has an expense limitation undertaking which further lowers its expenses as compared to California II.

          o The Adviser also discussed with the Directors that the Portfolios have the same investment objectives. The Portfolios also have the same investment policies and restrictions except in two respects. First, California II has historically invested principally in insured municipal securities. But, with the policy change approved by the Directors at the Board Meeting, both Portfolios will, beginning on or about December 1, 2008, be permitted to invest in the same types of municipal securities. Second, California II invests principally in securities exempt from the AMT but California Portfolio can invest without limit in securities subject to the AMT. As the Adviser explained to the Directors, it believes that its ability to generate higher distribution yields for all shareholders should offset the value to California II's shareholders of investing in AMT-exempt securities. In addition, as an increasing number of investors have become subject to the AMT, the Adviser has sought to minimize the tax burden for California Portfolio's shareholders and reduce its holdings in AMT-subject securities. The Portfolio's investments in AMT-subject securities declined from approximately 60% at the beginning of 2000 to approximately 12% at the end of 2007. The Adviser does not anticipate a significant increase in California Portfolio's holdings of AMT-subject securities.

     At the Board Meeting, the Directors (with the advice and assistance of independent counsel) also considered, among other things:

          o potential shareholder benefits of the Acquisition, including the fact that the expense ratio of the Class A shares of California II, as of June 30, 2008, of 1.16%, was considerably higher than that of California Portfolio, with a gross expense ratio of, as of the same date, .85% and a net expense ratio, after the Adviser's fee waiver/expense limitation, of .77%, and that the pro forma net expense ratio of the combined Fund would be .75%, a decrease of .41% for California II's shareholders;

          o the Adviser's anticipation that no significant repositioning of California II's portfolio will be required as a result of the Acquisition because, as insured municipal bonds are currently valued in the market based on the credit quality of the issuer, a combination of the Portfolios' holdings will not significantly alter California Portfolio's credit quality or other portfolio characteristics;

          o the current asset levels of the Portfolios and the pro forma asset levels of the combined Portfolio;

          o    the historical investment performance of the Portfolios;

          o the identical investment objectives and similar investment strategies of California II, after the recent changes to its non-fundament investment policies approved by the Directors, and California Portfolio, except for the requirement that California II invest primarily in AMT-exempt municipal securities, in which, although not required, California Portfolio does not invest significantly;

          o the portfolio managers of California II and California Portfolio with the most significant responsibility for the day-to-day management of and investment decisions for the Portfolios' portfolios, which are the same and will continue in that role for the combined Portfolio;

          o that California II has no capital loss carryforwards and California Portfolio has capital loss carryforwards of approximately $18.6 million or $0.26 per shares and that the combined Portfolio will have the same amount of capital loss carryforwards, which will, as a result of the Acquisition, equal $0.23 per share, which means that the capital loss carryforwards available to California II's shareholders will increase and those available to California Portfolio's shareholders will decrease slightly;

          o that California II has a small amount of capital gains which are expected to be distributed to shareholders as dividends prior to the Acquisition, and that, although not anticipated, California II will determine if additional distributions of capital gains are required prior to the Acquisition;

          o the form of the Plan and the terms and conditions of the Acquisition;

          o the fact that the Portfolios have identical advisory fee schedules and pay advisory fees at the same rate;

          o whether the Acquisition would result in the dilution of shareholders' interests;

          o the number of shareholder accounts and average account sizes of the Portfolios;

          o that no changes in service providers will result from the Acquisition;

          o the benefits of the Acquisition to persons other than California II and its shareholders, in particular, the Adviser, which would benefit from the elimination of monitoring and administrating the smaller California II;

          o the fact that California Portfolio will assume all the liabilities of California II;

          o    the expected federal income tax consequences of the Acquisition;

          o whether the Acquisition would be preferable to a merger with an unaffiliated fund;

          o the Adviser's representation that none of the financial information presented to the Directors had changed materially since June 30, 2008;

          o the costs of the Acquisition, which will be borne by California II; and

          o the fact that the Adviser has agreed to indemnify California Portfolio for a three-year period against any liability not disclosed or not reflected in the NAV of California II at the time of the Acquisition, to reimburse California Portfolio for any reasonable legal or other costs and expenses in connection with investigating any such liability, and to continue certain insurance coverage for a six-year period.

Description of Securities to be Issued

     Under the Plan, California Portfolio will issue additional shares of common stock of its Class A, Class B and Class C for distribution to California II. Under its Charter and Bylaws, California Portfolio may issue up to 3,000,000,000 shares of common stock, par value $.001 per share, for each of these Classes.

     When the Acquisition is consummated, shareholders of Class A, Class B and Class C of California II will receive corresponding class shares of California Portfolio having an aggregate NAV equal to the aggregate NAV of the shareholder's shares in California II.

     Each share of California Portfolio represents an equal proportionate interest with other shares of California Portfolio. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to California Portfolio as authorized by the Board. Shares of California Portfolio entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of California Portfolio received by California II in the Acquisition will be issued at NAV without a sales charge, fully paid and non-assessable.

Dividends and Other Distributions

     On or before the Closing Date, as defined in the Plan, California II will, if necessary, declare and pay as a distribution substantially all of its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions, as applicable, to maintain its treatment as a regulated investment company.

Surrender and Exchange of California II Stock Certificates

     After the Plan's Effective Time, each holder of a certificate (or certificates) formerly representing shares of California II will not receive, upon surrender of the certificate, a certificate representing the number of California Portfolio shares distributable as a result of the Acquisition since California Portfolio will not issue certificates representing California Portfolio shares in connection with the Acquisition. Ownership of California Portfolio's shares will be shown on the books of California Portfolio's transfer agent. Promptly after the Plan's Effective Time, AllianceBernstein Investor Services, Inc. ("ABIS") will mail to California II's certificate holders instructions and a letter of transmittal for use in surrendering the certificates. Please do not send share certificates at this time. Although the certificates will be deemed for all purposes to evidence ownership of the equivalent number of California Portfolio shares, no dividends will be paid to holders of certificates of California II until the holder surrenders the certificates in accordance with the instructions and letter of transmittal. Any dividends on California Portfolio shares payable after the Effective Time will be paid to the certificate holder, without interest, when that holder surrenders a California II share certificate for exchange.

Federal Income Tax Consequences

     Subject to certain stated assumptions contained therein, California II will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that California II and California Portfolio will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) a shareholder of California II will recognize no gain or loss on the exchange of the shareholder's shares of California II solely for shares of California Portfolio; (iii) neither California II nor California Portfolio will recognize any gain or loss upon the transfer of all of the assets of California II to California Portfolio in exchange for shares of California Portfolio and the assumption by California Portfolio of the liabilities of California II pursuant to the Plan or upon the distribution of shares of California Portfolio to shareholders of California II in exchange for their respective shares of California II; (iv) the holding period and tax basis of the assets of California II acquired by California Portfolio will be the same as the holding period and tax basis that California II had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of California Portfolio received in connection with the Acquisition by each shareholder of California II (including any fractional share to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shares of California II surrendered in exchange therefore; (vi) the holding period of shares of California Portfolio received in connection with the Acquisition by each shareholder of California II (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of California II surrendered in exchange therefore, provided that such California II shares constitute capital assets in the hands of the shareholder as of the Closing Date; and (vii) California Portfolio will succeed to the capital loss carryovers of California II, if any, under Section 381 of the Code, but the use by California Portfolio of any such capital loss carryovers (and of capital loss carryovers of California Portfolio) may be subject to limitation under certain sections of the Code. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

     The Adviser does not anticipate the sale of the assets of California II in connection with the Acquisition. If any sale occurred, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and California II's basis in such assets. Any capital gains recognized in these sales will be distributed to California II shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

     Shareholders of California II are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

     For information on the existing and pro forma capitalization of the Portfolios, see Appendix H.

                        INFORMATION ABOUT THE PORTFOLIOS

     California II is a non-diversified, open-end management investment company registered under the 1940 Act and organized as a Maryland corporation in 1985. California Portfolio is a diversified open-end management investment company registered under the 1940 Act and organized as a Maryland corporation in 1986.

Management of the Portfolios

     The Directors of the Fund direct the management of the business and affairs of the Portfolios. The Directors approve all significant agreements between the respective Portfolio and persons or companies furnishing services to it, including a Portfolio's agreements with the Adviser and the Portfolio's custodian, transfer and dividend disbursing agent. The day-to-day operations of a Portfolio are delegated to its officers and the Portfolio's Adviser, subject to the Portfolio's investment objective and policies and to general supervision by the Directors.

     Both California II and California Portfolio are overseen by the Adviser's Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are Michael G. Brooks, Fred S. Cohen, Robert B. (Guy) Davidson III and Terrance T. Hults. Messrs. Brooks, Cohen, Davidson and Hults are Senior Vice Presidents of the Adviser, with which they have been associated in a substantially similar capacity to their current positions since prior to 2003.

     Subsequent to the consummation of the Acquisition, Messrs. Brooks, Cohen, Davidson and Hults will be primarily responsible for day-to-day management of the combined Portfolio. The SAI provide additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio manager's ownership of securities in the Portfolios.

Advisory Agreement and Fees

     Each Portfolio's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2008 totaling over $717 billion (of which approximately $96 billion represented the assets of investment companies). As of June 30, 2008, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 53 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 37 registered investment companies managed by the Adviser, comprising 111 separate investment portfolios, with approximately
4.2 million retail accounts. The Adviser also serves as administrator for each Portfolio.

     Under the Fund's advisory agreement with the Adviser with respect to the Portfolios (the "Advisory Agreements"), the Adviser provides investment advisory services and order placement facilities for the Portfolios and pays all compensation of directors and officers of the Portfolios who are affiliated persons of the Adviser. Under the Advisory Agreement, each Portfolio pays the Adviser an advisory fee at an annual rate of .45% of its average daily net assets.

     The Advisory Agreement, by its terms, continues in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the Directors of the Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Directors' approval of the Advisory Agreement is available in the Semi-Annual Report to Shareholders for the Portfolios for the six-month period ended April 30, 2008.

     The Adviser is the subject of certain legal proceedings and a discussion of those proceedings is presented in Appendix I.

Administrator

     The Adviser serves as administrator and performs standard administration services for the Portfolios. Each of California II and California Portfolio reimburses the Adviser for its costs incurred for providing administrative services. For the most recently completed fiscal years ended October 31, 2007, these reimbursements amounted to .08% and .01% for California II and California Portfolio, respectively.

Distributor

     AllianceBernstein Investments, Inc. ("ABI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of California II's and California Portfolio's shares. Under a Distribution Services Agreement, adopted under each Portfolio's Rule 12b-1 plan, California II and California Portfolio pay distribution and service fees to the Distributor at an annual rate of up to .30% of each Portfolio's average daily net assets attributable to their Class A shares and up to 1.00% of each Portfolio's average daily net assets attributable to their Class B and Class C shares. The Distribution Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Service Providers

     The Portfolios will have the same service providers after the Acquisition. AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides shareholder services for the Portfolios. The Portfolios compensate ABIS for these services. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian for the Portfolios. ABIS, P.O. Box 786003, San Antonio, TX 78278-6003, serves as transfer agent for the Portfolios. After the Acquisition, State Street Bank and Trust Company and ABIS will serve, respectively, as custodian and transfer agent for the combined Portfolio. Ernst & Young LLP serves as the independent registered public accounting firm for the Portfolios and will continue to serve in that capacity for the combined Portfolio after the Acquisition.

                               VOTING INFORMATION

     The Directors have fixed the close of business on October 31, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. As of the Record Date, California II had [____________] shares of common stock issued and outstanding.. It also identifies holders of more than five percent of any class of shares of each Portfolio, and contains information about the executive officers and Directors of the Fund and their shareholdings in the Portfolios.

     Those shareholders who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as either telephoning toll free [1-800-331-5817]. Shares held for a shareholder through a broker or nominee (who is the shareholder of record for those shares) should be voted by following the instructions provided to the shareholder by the broker or nominee. The telephone and Internet voting instructions to be followed by a shareholder of record, including use of the Control Number on the shareholder's Proxy Card, are designed to verify shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card. Shareholders who authorize proxies through the Internet should be aware that they are responsible for any applicable telecommunication and access charges. A shareholder of record may revoke that shareholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or, by telephone or through the Internet as indicated above), or by personally attending and voting at the Meeting.

     Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote).

     Approval of the Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of California II, as defined in the 1940 Act. Under the 1940 Act, a vote of the holders of a majority of the outstanding voting securities of a Portfolio means the vote of the holders of the lesser of: (i) 67% or more of the outstanding shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

     Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business at the meeting but will have the effect of a vote against the Proposal. If any proposal, other than the Proposal to be voted on by the shareholders of California II, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Portfolios have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

     A quorum for the transaction of business by the shareholders of California II at the Meeting will consist of the presence in person or by proxy of the holders of one-third of the shares of California II entitled to vote at the Meeting. In the event that a quorum is not represented at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Board on the Proposal are not timely received, the persons named as proxies may propose and vote in favor of one or more adjournments of the Meeting, with no other notice than an announcement at the Meeting, for up to 120 days after the Record Date, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment.

     California II has engaged Broadridge (the "Proxy Solicitor"), 60 Research Rd., Hingham, MA 02043, to assist in soliciting proxies for the Meeting. The Proxy Solicitor will receive a fee of approximately $3,500 for its solicitation services, plus reimbursement of out-of-pocket expenses.

                                  LEGAL MATTERS

     The validity of the shares offered hereby will be passed upon for California II by Seward & Kissel LLP.

                                     EXPERTS

     The audited financial statements and financial highlights in the Prospectus/Proxy Statement and the SAI have been included in reliance on the reports of Ernst & Young LLP, 5 Times Square, New York, New York 10036, the registered public accounting firm for the Portfolios, given on its authority as experts in auditing and accounting.

                              FINANCIAL HIGHLIGHTS

     Financial highlights information for each of the Portfolios is available at Appendix K.

             THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSAL

                                   APPENDIX A

                                    FEE TABLE

     The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Portfolios. The tables allow you to compare the sales charges, expenses of each Portfolio and estimates for the combined Portfolio in its first year following the Acquisition. The tables also include Annual Portfolio Operating Expenses and Expense Examples on a pro forma combined basis.

Shareholder Fees
(fees paid directly from your investment)

                              California   California   California
                              II Class A   II Class B   II Class C
                              California   California   California
                              Portfolio    Portfolio    Portfolio
                              Class A      Class B      Class C
                              California   California   California    California
                              Portfolio    Portfolio    Portfolio     Portfolio
                              (pro forma   (pro forma   (pro forma    Advisor
                              Class A)     Class B)     Class C)      Class
                              ----------   ----------   ----------    ---------

  Maximum Sales Charge
    (Load) Imposed
    on Purchases (as a
    percentage of
    offering price)           4.25%(a)     None         None          None
  Maximum Deferred
    Sales Charge (Load)
    (as a percentage of
    original purchase
    price or redemption
    price, whichever
    is lower)                 None(a)      3.00%(a)(b)  1.00%(a)(c)   None
  Exchange Fee                None         None         None          None

----------
(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, 1%, 1-year contingent deferred sales charge or CDSC may apply to Class A shares. CDSCs for Class A, Class B and Class C shares may also be subject to waiver in certain circumstances.
(b) Class B shares automatically convert to Class A shares after 6 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.
(c)  For Class C shares, the CDSC is 0% after the first year.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

                                     Class A
                                     -------

                                         California   California Portfolio
                         California II   Portfolio         (pro forma)
                         -------------   ----------   --------------------


Management Fees            .45%             .45%              .45%

Distribution and/or
  Service (12b-1) Fees     .30%             .30%              .30%

Other Expenses

    Transfer Agent         .04%             .04%              .04%

    Other Expenses         .37%             .06%              .06%

Total Other Expenses       .41%             .10%              .10%

Total Portfolio
  Operating
  Expenses                1.16%             .85%              .85%

Waiver and/or Expense
  Reimbursement(a)           0%           (.08)%          (.10)%

Net Expenses              1.16%             .77%            .75%

                                     Class B
                                     -------

                                         California   California Portfolio
                         California II   Portfolio         (pro forma)
                         -------------   ----------   --------------------

Management Fees            .45%             .45%            .45%

Distribution and/or
  Service (12b-1) Fees    1.00%            1.00%           1.00%

Other Expenses

    Transfer Agent         .06%             .05%            .05%

    Other Expenses         .37%             .06%            .06%

Total Other Expenses       .43%             .11%            .11%

Total Portfolio
  Operating
  Expenses                1.88%            1.56%           1.56%

Waiver and/or Expense
  Reimbursement(a)           0%           (.09)%          (.11)%

Net Expenses              1.88%            1.47%           1.45%

                                     Class C
                                     -------

                                         California   California Portfolio
                         California II   Portfolio         (pro forma)
                         -------------   ----------   --------------------

Management Fees            .45%             .45%            .45%

Distribution and/or
  Service (12b-1) Fees    1.00%            1.00%           1.00%

Other Expenses

    Transfer Agent         .05%             .04%            .04%

    Other Expenses         .37%             .06%            .06%

Total Other Expenses       .42%             .10%            .10%

Total Portfolio
  Operating
  Expenses                1.87%            1.55%           1.55%

Waiver and/or Expense
  Reimbursement(a)           0%           (.08)%          (.10)%

Net Expenses              1.87%            1.47%           1.45%

                                  Advisor Class
                                  -------------

                                         California   California Portfolio
                                         Portfolio         (pro forma)
                                         ----------   --------------------

Management Fees                             .45%            .45%

Distribution and/or
  Service (12b-1) Fees                     None            None

Other Expenses

    Transfer Agent                          .04%            .04%

    Other Expenses                          .06%            .06%

Total Other Expenses                        .10%            .10%

Total Portfolio
  Operating
  Expenses                                  .55%            .55%

Waiver and/or Expense
  Reimbursement(a)                        (.08)%          (.10)%

Net Expenses                                .47%            .45%

----------

(a) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse California Portfolio for a portion of its operating expenses. Effective January 1, 2009, the fee waiver and/or expense reimbursement will limit operating expenses to .75% for Class A shares, 1.45% for Class B shares, 1.45% for Class C shares and .45% for Advisor Class shares. This waiver extends through the end of the Portfolio's fiscal year and may be extended by the Adviser for additional one-year term.

EXAMPLE

     The Examples are to help you compare the cost of investing in each Portfolio with the cost of investing in the combined Portfolio on a pro forma combined basis. They assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested.

                                  California II
                                  -------------

                           Class A   Class B+   Class B++   Class C+   Class C++
                           -------   --------   ---------   --------   ---------
After 1 Year                $  538     $  491      $  191     $  290      $  190
After 3 Years               $  778     $  691      $  591     $  588      $  588
After 5 Years               $1,036     $1,016      $1,016     $1,011      $1,011
After 10 Years              $1,774     $1,835      $1,835     $2,190      $2,190

                              California Portfolio
                              --------------------

                                                                         Advisor
                  Class A   Class B+   Class B++   Class C+   Class C++   Class
                  -------   --------   ---------   --------   ---------  -------
After 1 Year      $  500    $  450     $  150      $  250     $  150     $   48
After 3 Years*    $  677    $  584     $  484      $  482     $  482     $  168
After 5 Years*    $  869    $  841     $  841      $  837     $  837     $  299
After 10 Years*   $1,422    $1,478     $1,478      $1,839     $1,839     $  682

                        California Portfolio (Pro Forma)
                        --------------------------------

                                                                         Advisor
                  Class A   Class B+   Class B++   Class C+   Class C++   Class
                  -------   --------   ---------   --------   ---------  -------
After 1 Year      $  498    $  448     $  148      $  248     $  148     $   46
After 3 Years*    $  675    $  582     $  482      $  480     $  480     $  166
After 5 Years*    $  867    $  840     $  840      $  835     $  835     $  297
After 10 Years*   $1,421    $1,476     $1,476      $1,837     $1,837     $  680

----------
+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.
++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.
* These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse portfolio operating expenses is not extended beyond its current period.

     The projected post-Acquisition pro forma Annual Portfolio Operating Expenses and Examples presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of California Portfolio and the Adviser.

                                   APPENDIX B

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

                             Insured California               California II              California Portfolio
                          -------------------------     -------------------------     -------------------------
Investment Objective      The investment objective      Same.(1)                      Same.
                          of the Portfolio is to
                          earn the highest level of
                          current income, exempt
                          from Federal and State of
                          California taxation, that
                          is available without
                          assuming what the Adviser
                          considers to be undue
                          risk.

                                                         Investment Policies(2)
---------------------------------------------------------------------------------------------------------------
Status                    The Portfolio is non-         Same.                         The Portfolio is diversified. (F)
                          diversified.

Rule 35d-1/80% Policy     The Portfolio invests,        The Portfolio invests,        The Portfolio invests,
                          under normal                  under normal                  under normal
                          circumstances, at least       circumstances, at least       circumstances, at least
                          80% of its net assets in      80% of its net assets in      80% of its net assets in
                          municipal securities with     municipal securities with     municipal securities with
                          interest which is exempt      interest which is exempt      interest which is exempt
                          from federal income tax,      from federal income tax,      from federal income tax
                          including the AMT, and        including the AMT, and        and at least 80% of its
                          80% of its net assets in      80% of its net assets in      net assets in municipal
                          municipal securities of       municipal securities of       securities of California
                          California or municipal       California or municipal       or municipal securities
                          securities with interest      securities with interest      with interest that is
                          which is otherwise exempt     which is otherwise exempt     otherwise exempt from
                          from California state         from California state         California state income
                          income tax. (F)               income tax. (F)               tax. (F)

                          The Portfolio invests,
                          under normal
                          circumstances, at least
                          80% of its net assets in
                          insured securities.

AMT Subject Bonds         The Portfolio does not,       Same.                         The Portfolio invests,
                          and is not permitted to,                                    and is permitted to
                          invest in AMT-subject                                       invest without limit, in
                          bonds.                                                      AMT-subject bonds.

Insured Securities        The Portfolio may obtain      None.                         None.
                          insurance on its
                          municipal securities or
                          purchase insured
                          municipal securities
                          covered by policies
                          issued by any insurer
                          having a claims-paying
                          ability rated A or higher
                          by Moody's, S&P, or
                          Fitch. No more than 25%
                          of the Portfolio's total
                          assets may be invested in
                          insured municipal
                          securities covered by
                          policies issued by
                          insurers having a
                          claims-paying ability
                          rated below AA by
                          Moody's, S&P or Fitch.

Investment Quality        The Portfolio pursues its     Same.                         Same.
                          objective by investing
                          principally in
                          high-yielding,
                          predominantly investment
                          grade, municipal
                          securities.

                          The Portfolio invests at
                          least 75% of its total
                          assets in municipal
                          securities rated Baa or
                          higher by Moody's or BBB
                          or higher by S&P or Fitch
                          or, if unrated,
                          determined by Alliance to
                          be of equivalent quality.

                          The high tax-free yields
                          sought by the Portfolio
                          are generally obtainable
                          from medium-quality
                          municipal securities
                          rated A or Baa by
                          Moody's, or A or BBB by
                          S&P or Fitch.

Below Investment Grade    The Portfolio invests         Same.                         Same.
Securities                principally in investment
                          grade fixed-income
                          securities.

Investment Quality-       It is expected that           Same.                         Same.
Downgrades                normally that the
                          Portfolio will not retain
                          a municipal security
                          downgraded below Caa by
                          Moody's and CCC by S&P
                          and Fitch, or if unrated,
                          determined by the Adviser
                          to have undergone similar
                          credit quality
                          deterioration. The
                          Adviser may, however,
                          choose to retain such a
                          security if it determines
                          that doing so is in the
                          best interests of the
                          Portfolio and its
                          shareholders; provided,
                          however, that securities
                          subject to such a
                          downgrade will at no time
                          comprise more than 10% of
                          the Portfolio's net assets.

Unrated Securities        The Portfolio may invest      Same.                         Same.
                          in unrated securities
                          which the Adviser
                          believes are comparable
                          to rated securities that
                          are consistent with the
                          Portfolio's objectives
                          and policies.

Maturity                  The average dollar            Same.                         Same.
                          weighted maturity of
                          securities in the
                          Portfolio will normally
                          range between 10 and 30
                          years.

Illiquid Securities       The Portfolio will limit      Same.                         Same.
                          its investment in
                          illiquid securities to no
                          more than 15% of net
                          assets or such other
                          amount permitted by
                          guidance regarding the
                          1940 Act.

Zero Coupon Securities    The Portfolio may invest      Same.                         Same.
                          in zero coupon
                          securities.

Forward Commitments       The Portfolio may invest      Same.                         Same.
                          in forward commitments.

Variable and Floating     The Portfolio may invest      Same.                         Same.
Rate Instruments          in municipal securities
                          that have fixed,
                          variable, floating or
                          inverse floating rates of
                          interest.

Revenue Bonds             The Portfolio may invest      Same.                         Same.
                          more than 25% of its net
                          assets in revenue bonds.

                          The Portfolio may invest
                          more than 25% of its
                          total assets in
                          securities or obligations
                          that are related in such
                          a way that business or
                          political developments or
                          changes affecting one
                          such security could also
                          affect the others for
                          example, securities with
                          interest that is paid
                          from projects of a
                          similar type.

Municipal Lease           The Portfolio may invest      Same.                         Same.
Obligations               in municipal lease
                          obligations.

Other Municipal           For temporary defensive       Same.                         Same.
Securities/Municipal      purposes to attempt to
Notes/Taxable Cash        respond to adverse
Investments               market, economic,
                          political, or other
                          conditions, the Portfolio
                          may invest without limit
                          in other municipal
                          securities that are in
                          all other respects
                          consistent with the
                          Portfolio's investment
                          policies. For temporary
                          defensive purposes, the
                          Portfolio also may invest
                          without limit in
                          high-quality municipal
                          notes or variable rate
                          demand obligations, or in
                          taxable cash equivalents.

Derivatives-General       The Portfolio may, but is     Same.                         Same.
                          not required to, use
                          derivates for risk
                          management purposes or as
                          part of its investment
                          strategies.

                          The Portfolio may use
                          derivatives to earn
                          income and enhance
                          returns, to hedge or
                          adjust the risk profile
                          of a portfolio, to
                          replace more traditional
                          direct investments and to
                          obtain exposure to
                          otherwise inaccessible
                          markets.

                          The principal types of
                          derivatives in which the
                          Portfolios invest are
                          options, futures,
                          forwards and swaps.

Swaps                     The Portfolio may invest      Same.                         Same.
                          in interest rate swaps,
                          swaptions, caps, and
                          floor transactions and
                          credit default swaps.

                          Each Portfolio that may
                          enter into interest rate
                          swap, swaptions, cap or
                          floor transactions
                          expects to do so
                          primarily for hedging
                          purposes, which may
                          include preserving a
                          return or spread on a
                          particular investment or
                          portion of its portfolio
                          or protecting against an
                          increase in the price of
                          securities the Portfolio
                          anticipates purchasing at
                          a later date. The
                          Portfolio does not intend
                          to use these transactions
                          in a speculative manner.

                          There is no limit on the
                          amount of interest rate
                          transactions that may be
                          entered into by the
                          Portfolio.

Options                   Options on futures            Same.                         Same.
                          contracts written or
                          purchased by a Portfolio
                          will be traded on U.S.
                          exchanges and will be
                          used only for hedging
                          purposes.

                          The Portfolio may write
                          covered put and call
                          options and purchase put
                          and call options on
                          municipal securities,
                          U.S. Government
                          securities and financial
                          indices or reference
                          rates. The Portfolio may
                          also enter into options
                          on the yield "spread" or
                          yield differential
                          between securities.

                          Portfolio may write
                          covered straddles.

Short-Term Trading        Although the Portfolio        Same.                         Same.
                          typically has a low
                          turnover rate, the
                          Portfolio may engage in
                          active short-term trading
                          to benefit from yield
                          disparities among
                          different issues of
                          municipal securities, to
                          seek short-term profits
                          during periods of
                          fluctuating interest
                          rates, or for other
                          reasons.

Structured Instruments    The Portfolio may invest      Same.                         Same.
                          up to 20% of its total
                          assets in structured
                          instruments.

Repurchase Agreements     The Portfolio may invest      Same.                         Same.
                          in repurchase agreements.

Preferred Stock           The Portfolio may invest      Same.                         Same.
                          in preferred stock.

Other Investment          The Portfolio may invest      Same.                         Same.
Companies                 in other investment
                          companies, as permitted
                          by the Investment Company
                          Act of 1940, as amended
                          (the "1940 Act") or the
                          rules and regulations
                          thereunder. The Portfolio
                          intends to invest
                          uninvested cash balances
                          in an affiliated money
                          market fund as permitted
                          by Rule 12d1-1 under the
                          1940 Act.

Securities Lending        The Portfolio may lend        Same.                         Same.
                          portfolio securities to
                          the extent permitted
                          under the 1940 Act or the
                          rules and regulations
                          thereunder (as such
                          statute, rules or
                          regulations may be
                          amended from time to
                          time) or by guidance
                          regarding,
                          interpretations of, or
                          exemptive orders under,
                          the 1940 Act.

Margin                    The Portfolio may not         Same.                         Same.
                          purchase securities on
                          margin, except (i) as
                          otherwise provided under
                          rules adopted by the SEC
                          under the 1940 Act or by
                          guidance regarding the
                          1940 Act, or
                          interpretations thereof,
                          and (ii) that the
                          Portfolio may obtain such
                          short-term credits as are
                          necessary for the
                          clearance of portfolio
                          transactions, and the
                          Portfolio may make margin
                          payments in connection
                          with futures contracts,
                          options, forward
                          contracts, swaps, caps,
                          floors, collars and other
                          financial instruments.

Industry Concentration    The Portfolio may not         Same.                         Same.
                          concentrate investments
                          in an industry, as
                          concentration may be
                          defined under the 1940
                          Act or the rules and
                          regulations thereunder
                          (as such statute, rules
                          or regulations may be
                          amended from time to
                          time) or by guidance
                          regarding,
                          interpretations of, or
                          exemptive orders under,
                          the 1940 Act or the rules
                          or regulations thereunder
                          published by appropriate
                          regulatory authorities.
                          (F)

Borrowing                 The Portfolio may not         Same.                         Same.
                          issue any senior security
                          (as that term is defined
                          in the 1940 Act) or
                          borrow money, except to
                          the extent permitted by
                          the 1940 Act or the rules
                          and regulations
                          thereunder (as such
                          statute, rules or
                          regulations may be
                          amended from time to
                          time) or by guidance
                          regarding, or
                          interpretations of, or
                          exemptive orders under,
                          the 1940 Act or the rules
                          or regulations thereunder
                          published by appropriate
                          regulatory authorities.
                          (F)

                          For the purposes of this
                          restriction, margin and
                          collateral arrangements,
                          including, for example,
                          with respect to permitted
                          borrowings, options,
                          futures contracts,
                          options on futures
                          contracts and other
                          derivatives such as swaps
                          are not deemed to involve
                          the issuance of a senior
                          security.

Lending                   The Portfolio may not         Same.                         Same.
                          make loans except through
                          (i) the purchase of debt
                          obligations in accordance
                          with its investment
                          objectives and policies;
                          (ii) the lending of
                          portfolio securities;
                          (iii) the use of
                          repurchase agreements; or
                          (iv) the making of loans
                          to affiliated funds as
                          permitted under the 1940
                          Act, the rules and
                          regulations thereunder
                          (as such statutes, rule
                          or regulations may be
                          amended from time to
                          time), or by guidance
                          regarding, and
                          interpretations of, or
                          exemptive orders under,
                          the 1940 Act. (F)

Underwriting              The Portfolio may not act     Same.                         Same.
                          as an underwriter of
                          securities of other
                          issuers, except that the
                          Portfolio may acquire
                          restricted securities
                          under circumstances in
                          which, if such securities
                          were sold, the Portfolio
                          might be deemed to be an
                          underwriter for purposes
                          of the Securities Act of
                          1933, as amended (the
                          "Securities Act"). (F)

Commodities               The Portfolio may not         Same.                         Same.
                          purchase or sell
                          commodities regulated by
                          the Commodity Futures
                          Trading Commission under
                          the Commodity Exchange
                          Act or commodities
                          contracts except for
                          futures contracts and
                          options on futures
                          contracts. (F)



Real Estate               The Portfolio may not         Same.                         Same.
                          purchase or sell real
                          estate except that it may
                          dispose of real estate
                          acquired as a result of
                          the ownership of
                          securities or other
                          instruments. (F)

                          This restriction does not
                          prohibit the Portfolio
                          from investing in
                          securities or other
                          instruments backed by
                          real estate or in
                          securities of companies
                          engaged in the real
                          estate business.

----------
(1)  Policies with the notation "F" are fundamental policies.

                                   APPENDIX C

                              PORTFOLIO PERFORMANCE

     The charts below show the percentage gain or loss in each calendar year for the ten-year period ended December 31, 2007, for Class A shares of each Portfolio.

     They should give you a general idea of how each Portfolio's return has varied from year to year. The charts include the effects of Portfolio expenses, but not applicable sales charges. Returns would be lower if any applicable sales charges were included. The calculations of annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results included the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that California Portfolio will achieve any particular level of performance after the Acquisition. Additional discussion of the manner of calculation of total return is contained in the Prospectuses of each Portfolio.

Calendar Year Total Returns

                                  California II
                                  -------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [The following table was depicted as a bar chart in the printed material.]


   -6.12   -4.73   14.53    3.57    8.60    3.96    3.28    3.90    4.18    2.64
--------------------------------------------------------------------------------
      98      99      00      01      02      03      04      05      06      07

                                                           Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 6.52% in the 3rd quarter, 2002; and Worst quarter was down -3.24% in the 2nd quarter, 2004.

The performance return for the period January 1, 2008 through September 30, 2008 was 5.40%.

                              California Portfolio
                              --------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [The following table was depicted as a bar chart in the printed material.]

    6.36   -3.29   10.13    4.07    7.22    4.44    5.45    5.01    5.13    2.17
--------------------------------------------------------------------------------
      98      99      00      01      02      03      04      05      06      07

                                                           Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 4.87% in the 3rd quarter, 2002; and Worst quarter was down -2.61% in the 4th quarter, 1999.

The performance return for the period January 1, 2008 through September 30, 2008 was 4.04%.

     The following tables list each Portfolio's average annual total return before taxes for each class of shares that will be involved in the Acquisition for the one-year, five-year and ten-year periods ending December 31, 2007 for each Portfolio (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Portfolios. At the bottom of each table, you can compare the Portfolios' performance with the performance of a broad-based market index.

Average Annual Total Returns

                                  California II
                                  -------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                                    1 Year     5 Year  10 Years
                                                    ------     ------  --------

Class A**               Return Before Taxes         -1.71%     2.69%   4.05%

                        Return After Taxes on       -1.80%     2.56%   3.90%
                        Distributions

                        Return After Taxes on        0.15%     2.83%   3.99%
                        Distributions and Sale of
                        Portfolio Shares

Class B                 Return Before Taxes         -1.04%     2.87%   4.05%

Class C                 Return Before Taxes          0.94%     2.87%   3.75%

Lehman Brothers                                      3.36%     4.30%   5.18%
  Municipal Bond Index+

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have different expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+    Reflects no deduction for fees, expenses or taxes.

                              California Portfolio
                              --------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                                    1 Year     5 Year  10 Years
                                                    ------     ------  --------

Class A**               Return Before Taxes         -2.17%     3.54%   4.16%

                        Return After Taxes on       -2.18%     3.51%   4.11%
                        Distributions

                        Return After Taxes on       -0.02%     3.64%   4.19%
                        Distributions and Sale of
                        Portfolio Shares

Class B                 Return Before Taxes         -1.39%     3.71%   4.18%

Class C                 Return Before Taxes          0.57%     3.71%   3.89%

Advisor Class ***       Return Before Taxes          2.47%     4.75%   4.93%

Lehman Brothers                                      3.36%     4.30%   5.18%
  Municipal Bond Index+

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   After-tax Returns:
     -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;
     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -- Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*** Inception date for Advisor Class shares: 8/06/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
+    Reflects no deduction for fees, expenses or taxes.

                                   APPENDIX D

                DESCRIPTION OF PRINCIPAL RISKS OF THE PORTFOLIOS

     Among the principal risks of investing in the Portfolios are market risk, municipal market risk, interest rate risk, credit risk, inflation risk and derivatives risk. California II is also subject to diversification risk because it is non-diversified. Each of these risks is more fully described below. Each Portfolio could become subject to additional risks because the types of investments made by each Portfolio can change over time.

Market Risk        This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

Municipal          This is the risk that special factors may adversely affect
Market Risk        the value of municipal securities and have a significant
                   effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolios may invest a large portion of their assets in municipal securities issued within the State of California, they are more vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Interest           Changes in interest rates will affect the value of a
Rate Risk          Portfolio's investments in fixed-income securities. When
                   interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations.

Credit Risk        This is the risk that the issuer, the guarantor or the
                   insurer of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.
                   There is the possibility that the credit rating of a fixed-income security or its guarantor or insurer may be downgraded after purchase of the security and adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Inflation          This is the risk that the value of assets or income from
Rate Risk          investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is generally greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.

Derivatives        The Portfolios may use derivative securities. These
Risk               investment strategies may be riskier than other investment strategies and may result in greater volatility for a Portfolio, particularly during periods of market declines.

Diversification    Portfolios that are "non-diversified" may invest more of
Risk               their assets in a relatively small number of issuers.
                   Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Management         Each Portfolio is subject to management risk because it is an
Risk               actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its techniques will produce the intended results.

                                   APPENDIX E

  CERTAIN INFORMATION APPLICABLE TO CLASS A, CLASS B, CLASS C AND ADVISOR CLASS
                         SHARES OF CALIFORNIA PORTFOLIO

How to Buy Shares

Class A, Class B and Class C Shares
-----------------------------------

     You may purchase the Portfolio's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolio's principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchases Minimums and Maximums

Minimums:*

--Initial: $2,500
--Subsequent: $50

*These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement and Employee Benefit Plans", respectively, below. Additionally, these investment minimums do not apply to persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

--Class A shares None
--Class B shares $ 100,000
--Class C shares $1,000,000

Advisor Class Shares
--------------------

     You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

     o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter;

     o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

     o by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

     The Fund's Prospectuses have more detailed information about who may purchase and hold Advisor Class shares.

Retirement and Employee Benefit Plans
-------------------------------------

     Special eligibility rules apply to some retirement and employee benefit plans. Although the Portfolio offers its shares to various types of tax-deferred accounts as described below, investments in the Portfolio may not be appropriate for tax-deferred accounts because the Portfolio's returns consist primarily of tax-exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

     o Traditional and Roth IRAs (the minimums listed in the table above apply);

     o    SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

     o all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans") with assets of $1,000,000 or more;

     o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

     o    AllianceBernstein-sponsored group retirement plans;

     o AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans; and

     o Certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Portfolio.

     Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

     Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information
--------------------

     The Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If the Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potential criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

     The Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

General
-------

     ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

The Different Share Class Expenses

     This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (Rule 12b-1 fees) or contingent deferred sales charges ("CDSCs"). Please see below for a discussion of how CDSCs are calculated.

     This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                           What is a Rule 12b-1 Fee?

          A Rule 12b-1 fee is a fee deducted from the Portfolio's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the Portfolio's fee table near the front of its Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
--------------------------------------------------------------------------

     The Portfolio has adopted plans under SEC Rule 12b-1 that allow the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares involved in the Acquisition is:

                                      Distribution and/or Service
                                        (Rule 12b-1) Fee (as a
                                        Percentage of Aggregate
                                       Average Daily Net Assets)
                                       -------------------------

          Class A                                            .30%

          Class B                                           1.00%

          Class C                                           1.00%

          Advisor Class                                     None

     Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares.) The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative
-------------------------------------------------

     You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates the Portfolio within one year, all investments in Class A shares of the Portfolio through the plan are subject to a 1% CDSC upon redemption. AllianceBernstein-sponsored group retirement plan program within one year, investments in the Portfolio's Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class B Shares - Deferred Sales Charge Alternative
--------------------------------------------------

     You can purchase Class B shares at NAV without an initial sales charge. Your investment, however, is subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

          Year Since Purchase                                              CDSC
          --------------------------------------------------------------   ----

          First                                                            3.00%

          Second                                                           2.00%

          Third                                                            1.00%

          Fourth and thereafter                                            None

     If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of the CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

     Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
-----------------------------------------------------

     You can purchase Class C shares at NAV without an initial sales charge. Your investment, however, is subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The one-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. Class C shares do not convert to any other class of shares of the Portfolio.

Advisor Class Shares - Fee-Based Program Alternative
----------------------------------------------------

     You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

Distribution Arrangements for Group Retirement Plans

     The Portfolio offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements that are different from those described in the Portfolio's Prospectus and SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in the Portfolio's Prospectus and SAI. Group retirement plans also may not offer all classes of shares of the Portfolio. The Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Payments to Financial Intermediaries

     Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries may receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

                        What is a Financial Intermediary?

               A financial intermediary is a firm that receives compensation for selling shares of the Portfolio offered in this Prospectus and/or provides services to the Portfolio's shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

     In the case of Class A shares, the Portfolio's principal underwriter, ABI, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

     In the case of Class B shares, ABI must pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

     In the case of Class C shares, ABI must pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

     In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

     Your financial advisor's firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions;
     o    Rule 12b-1 fees;
     o    additional distribution support;
     o    defrayal of costs for educational seminars and training; and
     o payments related to providing shareholder recordkeeping and/or transfer agency services.

Other Payments for Distribution Services and Educational Support

     In addition to the Rule 12b-1 fees described above, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employers in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firm's employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals.

     For 2008, ABI's additional payments to these firms for educational support and distribution assistance related to the AllianceBernstein Mutual Funds is expected to be approximately $1.5 million. In 2007, ABI paid additional payments of approximately $1.2 million, for the AllianceBernstein Mutual Funds.

     A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred" list. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

     The Portfolio and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in the Fund's Prospectus.

     If one mutual fund sponsor makes greater distribution assistance payments than another, a financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.

     Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolio, the Adviser, ABI, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

     ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     A.G. Edwards
     AIG Advisor Group
     Ameriprise Financial Services
     AXA Advisors
     Cadaret, Grant & Co.
     CCO Investment Services
     Charles Schwab
     Chase Investment Services
     Citigroup Global Markets
     Commonwealth Financial Network
     Donegal Securities
     Independent Financial Marketing Group
     ING Advisors Network
     LPL Financial Corporation
     McDonald Investments
     Merrill Lynch
     MetLife Securities
     Morgan Stanley
     Mutual Service Corporation
     PFS Investments
     Raymond James
     RBC Dain Rauscher
     Robert W. Baird
     Securities America
     Signator Investors
     UBS AG
     UBS Financial Services
     Wachovia Securities
     Wells Fargo Investments

     Although the Portfolio may use brokers or other financial intermediaries who sell shares of the Portfolio to effect portfolio transactions, the Portfolio does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

How to Exchange Shares

     You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Portfolios (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone or through your financial intermediary. In order to receive a day's NAV, ABIS or your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern Time, on that day. The Portfolio may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

How to Sell or Redeem Shares

     You may "redeem" your shares (i.e., sell your shares to the Portfolio) on any day the New York Stock Exchange (the "Exchange") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor. Your financial intermediary must receive your sales request by 4:00 p.m., Eastern Time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

Frequent Purchases and Redemptions of Portfolio Shares

     The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of the Portfolio's shares or excessive or short-term trading that may disadvantage long-term shareholders of the Portfolio. These policies are described below. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally
---------------------------------------------------------------

     While the Portfolio will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

     Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). This risk is generally not applicable to the Portfolio because it does not invest in foreign securities.

     Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolios may be adversely affected by price arbitrage because they significantly invest in municipal bonds, which may be thinly traded or traded infrequently.

Policy Regarding Short-Term Trading
-----------------------------------

     Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     Transaction Surveillance Procedures. If the Portfolio determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

     Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

     Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolio, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolio applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Portfolio has entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolio, upon request of the Portfolio or its agents, with individual account level information about their transactions. If the Portfolio detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolio to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolio may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity
--------------------------------------------------------------------------------

     A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices
------------------------------------------------------------------------

     Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolio and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Portfolio will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolio may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

How the Portfolio Values Its Shares

     The Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

     The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Portfolio may frequently value many of these securities using fair value prices based on independent pricing services or third party vendor tools to the extent available.

     Subject to the Board's oversight, the Portfolio's Board has delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

     Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

                                   APPENDIX F

                                OTHER INFORMATION

     The following information provides only a summary of the key features of the organizational structure and governing documents of the Portfolios. Each Portfolio is organized as a series of the same Maryland corporation. The Charter and Bylaw provisions that govern the Fund apply to California II and California Portfolio. Accordingly, there are no differences between California II and California Portfolio in terms of their corporate organizational structures.

General

     Each Portfolio has procedures available to its respective shareholders for calling shareholders' meetings and for the removal of directors. Under Maryland law, unless the charter provides otherwise (which the Fund's does not), a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors. Under the Bylaws, shareholder-requested special meetings of shareholders for any other purpose shall be called by the Fund's Secretary only upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

     For each Portfolio, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of the Portfolio. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law.

Shares of Common Stock of the Portfolios

     The Portfolios' shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of the Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Portfolios are organized as series of the same Maryland corporation and thus their shareholders have the same rights due to them under state law. The Portfolios are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, California II and California Portfolio are required to hold a shareholder meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if a Portfolio seeks to change its fundamental investment policies.

Dividends and Distributions

     The Portfolios have the same dividends and distributions policies. While each of the Portfolios intends to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of the Portfolio's return of capital distributions for the period will be made after the end of each calendar year.

     Each of the Portfolio's income dividends and capital gains distributions, if any, declared by the Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. A shareholder may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The shareholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Indemnification and Liability of Directors and Officers

     The charter of the Fund generally provides for the indemnification of officers and directors, as applicable, to the full extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Portfolio or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund's charter contains such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. This exculpation does not protect any such person against any liability to a Portfolio or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                   APPENDIX G

                  ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.
                           WITH RESPECT TO ITS SERIES
                           CALIFORNIA PORTFOLIO II AND
                              CALIFORNIA PORTFOLIO

                                      As of

                               [__________], 2008

     This Plan of Acquisition and Liquidation (the "Plan") has been adopted by the Board of Directors of AllianceBernstein Municipal Income Fund, Inc., a Maryland corporation (the "Corporation"), as of this [____] day of [__________], 2008, to provide for the reorganization of California Portfolio II (the "Acquired Portfolio") into California Portfolio (the "Acquiring Portfolio"). The Acquired Portfolio and the Acquiring Portfolio (together, the "Portfolios") are each separate series of the Corporation, an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

     The Board of Directors (the "Board") has determined that it is in the best interest of the stockholders of the Acquiring Portfolio and the Acquired Portfolio that the Acquired Portfolio transfer all of the assets attributable to its Class A shares held by its stockholders ("Stockholders") in exchange for Class A shares of equal net asset value of the Acquiring Portfolio ("Class A Acquisition Shares"), transfer all of the assets attributable to its Class B shares held by its Stockholders in exchange for Class B shares of equal net asset value of the Acquiring Portfolio ("Class B Acquisition Shares") and transfer all of the assets attributable to its Class C shares held by its Stockholders in exchange for Class C shares of equal net asset value of the Acquiring Portfolio ("Class C Acquisition Shares" and together with Class A Acquisition Shares and Class B Acquisition Shares, the "Acquisition Shares") and distribute Class A Acquisition Shares, Class B Acquisition Shares and Class C Acquisition Shares, respectively, of the Acquired Portfolio and that the Corporation redeem the outstanding shares (the "Acquired Portfolio Shares") of the Acquired Portfolio, all as provided for below (the "Acquisition").

     In this Plan of Acquisition, any references to a Portfolio taking action shall mean and include all necessary actions of the Corporation on behalf of a Portfolio, unless the context of this Plan of Acquisition or the 1940 Act requires otherwise.

     The Corporation intends that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, the Acquiring Portfolio and the Acquired Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

1.   Definitions

     In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act          Securities Act of 1933, as amended.

Assets All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Portfolio or its shares, as appropriate, whether or not determinable at the Effective Time (as defined herein) and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Portfolio or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Portfolio's books.

Closing Date      Such date as the officers of the Corporation shall designate.

Effective Time    5:00 p.m., Eastern Time, on the Closing Date, or such other time as the officers of the Corporation shall designate.

Financial         The audited financial statements of the relevant Portfolio for
Statements        its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Portfolio for its most recently completed semi-annual period.

Liabilities       All liabilities, expenses and obligations of any kind
                  whatsoever of the Acquired Portfolio, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14              The Registration Statement of the Acquiring Portfolio on Form
Registration      N-14 under the 1940 Act that will register the Acquisition
Statement         Shares to be issued in the Acquisition.

Valuation         The close of regular session trading on the New York Stock
Time              Exchange ("NYSE") on the Closing Date, when for purposes of the Plan, the Corporation determines the net asset value per Acquisition Share of the Acquiring Portfolio and the net value of the assets of the Acquired Portfolio.

NAV A Portfolio's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.   Regulatory Filings

     The Acquiring Portfolio shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Portfolio and the Acquired Portfolio also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.   Transfer of the Acquired Portfolio's Assets

     The Acquiring Portfolio and the Acquired Portfolio shall take the following steps with respect to the Acquisition, as applicable:

     (a) On or prior to the Closing Date, the Acquired Portfolio shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Portfolio that are known to the Acquired Portfolio and that are due and payable prior to or as of the Closing Date.

     (b) Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Portfolio will declare to Acquired Portfolio Stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) the Acquired Portfolio's investment income excludable from gross income under
          Section 103(a) of the Code over (ii) the Acquired Portfolio's deductions disallowed under Sections 265 and 171(a)(2) of the Code,
          (b) all of the Acquired Portfolio's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Portfolio's net realized capital gain (as defined in Code
          Section 1222), if any (after reduction for any capital loss carryover), for the taxable year ending on December 31, 2007 and for the short taxable year beginning on January 1, 2008, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Portfolio as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

     (c) At the Effective Time, the Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio, subject to the Liabilities, and the Acquiring Portfolio shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at and after the Effective Time shall become and be assets of the Acquiring Portfolio, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Portfolio, and shall be enforceable against the Acquiring Portfolio to the same extent as if initially incurred by the Acquiring Portfolio. The Corporation shall redeem the outstanding shares of the Acquired Portfolio by issuance of shares of Acquiring Portfolio as described more fully below.

     (d) Within a reasonable time prior to the Closing Date, the Acquired Portfolio shall provide, if requested, a list of the Assets to the Acquiring Portfolio. The Acquired Portfolio may sell any asset on such list prior to the Effective Time. After the Acquired Portfolio provides such list, the Acquired Portfolio will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Portfolio. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any investments shown on the list that the Acquiring Portfolio has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio's investment objectives, policies and restrictions. In addition, if the Acquiring Portfolio determines that, as a result of the Acquisition, the Acquiring Portfolio would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Portfolio, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any such limitation and the Acquired Portfolio shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio's investment objectives, policies and restrictions.

     (e) The Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio at the Effective Time on the following basis:

          (1) The value of the Assets less the Liabilities of the Acquired Portfolio attributable to shares of Class A held by Stockholders, shares of Class B held by Stockholders and shares of Class C held by Stockholders, determined as of the Valuation Time, shall be divided by the then NAV of one Class A, Class B and Class C Acquisition Share, as applicable, and, in exchange for the transfer of the Assets, the Acquiring Portfolio shall simultaneously issue and deliver to the Acquired Portfolio the number of Class A, Class B and Class C Acquisition Shares (including fractional shares) so determined, rounded to the second decimal place or such other decimal place as the officers of the Corporation shall designate;

          (2) The NAV of Class A, Class B and Class C Acquisition Shares to be delivered to the Acquired Portfolio shall be determined as of the Valuation Time in accordance with the Acquiring Portfolio's then applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Portfolio shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Portfolio; and

          (3) The portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to The Bank of New York, as custodian for the Acquiring Portfolio (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Portfolio's cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Portfolio.

     (f) Promptly after the Closing Date, the Acquired Portfolio will deliver to the Acquiring Portfolio a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date.

4. Termination of the Acquired Portfolio, Registration of Acquisition Shares and Access to Records

     The Acquired Portfolio and the Acquiring Portfolio also shall take the following steps, as applicable:

     (a) At or as soon as reasonably practical after the Effective Time, the Acquired Portfolio shall terminate by transferring pro rata to its Class A Stockholders of record Class A Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan, to its Class B Stockholders of record Class B Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan and to its Class C Stockholders of record Class C Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan. The Acquiring Portfolio shall establish accounts on its share records and note on such accounts the names of the former Acquired Portfolio Stockholders and the types and amounts of the Acquisition Shares that former Acquired Portfolio Stockholders are due based on their respective holdings of the Acquired Portfolio Shares as of the close of business on the Closing Date. Fractional Acquisition Shares shall be carried to the second decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquisition Shares in connection with such exchange. All issued and outstanding Acquired Portfolio Shares will be simultaneously redeemed and cancelled on the books of the Acquired Portfolio. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Portfolio's transfer agent.

          Following distribution by the Acquired Portfolio to its Stockholders of all Acquisition Shares delivered to the Acquired Portfolio, the Acquired Portfolio shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

     (b) At and after the Closing Date, the Acquired Portfolio shall provide the Acquiring Portfolio and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Portfolio's Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Portfolio owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Portfolio shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Portfolio as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.   Conditions to Consummation of the Acquisition

     The consummation of the Acquisition shall be subject to the following conditions precedent:

     (a) There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Acquired Portfolio since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

     (b) The Corporation shall have received an opinion of Seward & Kissel LLP, substantially to the effect that for federal income tax purposes:

          (1) The Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that the Acquiring Portfolio and the Acquired Portfolio will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (2) A Stockholder of the Acquired Portfolio will recognize no gain or loss on the exchange of the Stockholder's shares of the Acquired Portfolio solely for Acquisition Shares;

          (3) Neither the Acquired Portfolio nor the Acquiring Portfolio will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Portfolio in exchange for Acquisition Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Plan or upon the distribution of Acquisition Shares to Stockholders of the Acquired Portfolio in exchange for their respective shares of the Acquired Portfolio;

          (4) The holding period and tax basis of the Assets acquired by the Acquiring Portfolio will be the same as the holding period and tax basis that the Acquired Portfolio had in such Assets immediately prior to the Acquisition;

          (5) The aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the Stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor, and increased by any gain recognized on the exchange;

          (6) The holding period of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Portfolio surrendered in exchange therefor, provided that such Acquired Portfolio shares constitute capital assets in the hands of the Stockholder as of the Closing Date; and

          (7) The Acquiring Portfolio will succeed to the capital loss carryovers of the Acquired Portfolio but the use of the Acquiring Portfolio's existing capital loss carryovers (as well as the carryovers of the Acquired Portfolio) may be subject to limitation under Section 383 of the Code after the Acquisition.

          The opinion will be based on certain factual certifications made by officers of the Portfolios and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

          Notwithstanding this subparagraph (b), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Portfolio shall provide additional factual representations to Seward & Kissel LLP with respect to the Portfolios that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Portfolio may waive in any material respect the conditions set forth under this subparagraph (b).

     (c) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Portfolio, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

     (d) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

     (e)  The SEC shall not have issued any unfavorable advisory report under
          Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

     (f) The Acquired Portfolio shall have received a letter from AllianceBernstein L.P. (the "Adviser") with respect to insurance matters in form and substance satisfactory to the Acquired Portfolio.

     (g) The Acquiring Portfolio shall have received a letter from the Adviser agreeing to indemnify the Acquiring Portfolio in respect of certain liabilities of the Acquired Portfolio in form and substance satisfactory to the Acquiring Portfolio.

6.   Closing

     (a) The Closing shall be held at the offices of the Corporation, 1345 Avenue of the Americas, New York, New York 10105, or at such other place as the officers of the Corporation may designate.

     (b) In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by the Board.

     (c) The Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. After the Closing Date, the Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such Shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Stockholders.

     (d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Plan.

7.   Termination of Plan

     A majority of the Corporation's Board may terminate this Plan before the applicable Effective Time if: (i) any of the conditions precedent set forth herein are not satisfied; or (ii) the Board determines that the consummation of the Acquisition is not in the best interests of either Portfolio or its Stockholders.

8.   Termination of the Acquired Portfolio

     If the Acquisition is consummated, the Acquired Portfolio shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

9.   Expenses

     The Acquisition expenses shall be borne by the Acquired Portfolio.

                                   APPENDIX H

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of IRG and California Portfolio as of September 30, 2008 and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of IRG by California Portfolio at net asset value as of September 30, 2008.

                                                                                                     California
                                                          California           Pro Forma             Portfolio
                                   California II          Portfolio            Adjustments           (Pro Forma)(1)
                                   -------------          ---------            -----------           --------------
Class A
Net Asset Value                    $ 72,441,786           $ 577,582,949        $         --           $ 650,024,735
Shares outstanding                    5,785,651              57,333,993           1,405,310(3)           64,524,954
Net asset value per share          $      12.52(2)        $       10.07                  --           $       10.07

Class B
Net Asset Value                    $  2,301,034           $  20,382,680        $         --           $  22,683,714
Shares outstanding                      183,852               2,023,760              44,614(3)            2,252,226
Net asset value per share          $      12.52(2)        $       10.07                  --           $       10.07

Class C
Net Asset Value                    $ 13,028,673           $ 104,749,842        $         --           $ 117,778,515
Shares outstanding                    1,041,250              10,400,372        $    252,337(3)           11,693,959
Net asset value per share          $      12.51(2)        $       10.07                  --           $       10.07

Advisor Class
Net Asset Value                    $        N/A(4)        $   1,500,117        $         --           $   1,500,117
Shares outstanding                          N/A(4)              148,867                   0                 148,867
Net asset value per share          $        N/A(4)        $       10.08                  --           $       10.08

----------
(1) Assumes the Acquisition was consummated on September 30, 2008 and is for information purposes only. No assurance can be given as to how many shares of California Portfolio will be received by the shareholders of California II on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of California Portfolio that actually will be received on or after such date.
(2) Costs associated with the Acquisition in the amount of $205,000 were borne by California II and reflected in the NAV of California II as of September 30, 2008.
(3) In connection with the Acquisition, shares of California Portfolio will be issued to the shareholders of California II. The number of shares assumed to be issued is equal to the net asset value of California II divided by the net asset value per share of California Portfolio as of September 30, 2008.
(4)  There are currently no Advisory Class Shares offered on California II.
     No repositioning of California II's portfolio securities is expected in connection with the Acquisition.

                                   APPENDIX I

                                LEGAL PROCEEDINGS

     On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, AllianceBernstein Holding L.P. ("Holding"), AllianceBernstein Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, as amended, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, as amended, and Sections 206 and 215 of the Investment Advisers Act of 1940, as amended. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

     Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (the "SEC Order") and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (the "NYAG Order").

     On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

     It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected fund's shares or other adverse consequences to those funds. This may require those funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolio. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the portfolio.

                                   APPENDIX J

                           SHARE OWNERSHIP INFORMATION

Shares Outstanding

     As of September 19, 2008, each Portfolio had the following number of shares of common stock outstanding.

                                                                Number of
                                                             Outstanding Shares
Fund                                      Class               of Common Stock
----                                      -----               ---------------

California II
                                             A                5,798,695.3450
                                             B                  190,800.5960
                                             C                1,044,140.8560

California Portfolio
                                             A               57,217,819.5680
                                             B                2,042,419.2190
                                             C               10,431,532.9210
                                          Advisor               134,127.7590

Ownership of Shares

     As of September 19, 2008, the Directors and officers of the Fund as a group beneficially owned approximately 2.12% of the outstanding shares of common stock of California Portfolio. To the knowledge of each Portfolio, the following table shows the persons owning, as of September 19, 2008, either of record or beneficially, 5% or more of the outstanding shares of the Portfolio and the percentage of the combined Portfolio's shares to be owned by the persons if the Acquisition had been consummated as of that date.


                                                                  Number of         Percentage            Percentage of
                                                                  Outstanding       of Outstanding        Outstanding Shares
                            Name and Address                      Shares of         Shares of             of Combined
Portfolio and Class         of Shareholder                        Class Owned       Class Owned           Portfolio Class Owned
-------------------         --------------                        -----------       -----------           ---------------------
California II
-------------

Class A
-------
                            MLPF&S FOR THE SOLE
                            BENEFIT OF ITS CUSTOMERS
                            ATTN FUND ADMIN
                            JACKSONVILLE FL 32246-6484              559,015           9.64%                 1.08%

                            CITIGROUP GLOBAL MARKETS
                            HOUSE ACCOUNT
                            ATTN CINDY TEMPESTA
                            333 W 34TH ST FL 3
                            NEW YORK NY 10001-2402                  602,362          10.39%                 1.17%

Class B
-------

                            MORGAN STANLEY & CO
                            HARBORSIDE FINANCIAL CENTER
                            PLAZA II 3RD FL
                            JERSEY CITY NJ 07311                      9,653           5.06%                 0.53%

                            PERSHING LLC
                            PO BOX 2052
                            JERSEY CITY NJ 07303-2052                10,324           5.41%                 0.57%

Class C
-------

                            CITIGROUP GLOBAL MARKETS
                            HOUSE ACCOUNT
                            ATTN CINDY TEMPESTA
                            333 W 34TH ST FL 3
                            NEW YORK NY 10001-2402                  342,855          32.84%                 3.65%


                            MLPF&S FOR THE SOLE
                            BENEFIT OF ITS CUSTOMERS
                            ATTN FUND ADMIN
                            4800 DEER LAKE DR E FL 2
                            JACKSONVILLE FL 32246-6484              226,351          21.68%                 2.41%

                            AG EDWARDS & SONS INC
                            ONE NORTH JEFFERSON
                            ST LOUIS MO 63103                       149,308          14.30%                 1.59%

California Portfolio
--------------------

Class A
-------

                            MLPF&S FOR THE SOLE
                            BENEFIT OF ITS CUSTOMERS
                            ATTN FUND ADMIN
                            JACKSONVILLE FL 32246-6484            4,958,215           8.67%                 7.69%

                            CITIGROUP GLOBAL MARKETS
                            HOUSE ACCOUNT
                            ATTN CINDY TEMPESTA
                            333 W 34TH ST FL 3
                            NEW YORK NY 10001-2402                6,049,641          10.57%                 9.38%

                            FIRST CLEARING LLC
                            SPECIAL CUSTODY ACCT FOR
                            THE EXCLUSIVE BENEFIT
                            OF CUSTOMER
                            10750 WHEAT FIRST DR
                            GLEN ALLEN VA 23060-9245              2,894,604           5.06%                 4.49%

                            MORGAN STANLEY & CO
                            HARBORSIDE FINANCIAL CENTER
                            PLAZA II 3RD FL
                            JERSEY CITY NJ 07311                  4,877,908           8.53%                 7.57%

Class B
-------

                            MLPF&S FOR THE SOLE
                            BENEFIT OF ITS CUSTOMERS
                            ATTN FUND ADMIN
                            4800 DEER LAKE DR E FL 2
                            JACKSONVILLE FL 32246-6484              147,727           7.23%                 6.48%

                            CITIGROUP GLOBAL MARKETS
                            HOUSE ACCOUNT
                            ATTN CINDY TEMPESTA
                            333 W 34TH ST FL 3
                            NEW YORK NY 10001-2402                  115,389           5.65%                 5.06%

Class C
-------

                            MORGAN STANLEY & CO
                            HARBORSIDE FINANCIAL CENTER
                            PLAZA II 3RD FL
                            JERSEY CITY NJ 07311                    678,965           6.51%                 5.78%

                            CITIGROUP GLOBAL MARKETS
                            HOUSE ACCOUNT
                            ATTN CINDY TEMPESTA
                            333 W 34TH ST FL 3
                            NEW YORK NY 10001-2402                  833,969           7.99%                 7.11%

                            MLPF&S FOR THE SOLE
                            BENEFIT OF ITS CUSTOMERS
                            ATTN FUND ADMIN
                            4800 DEER LAKE DR E FL 2
                            JACKSONVILLE FL 32246-6484            2,799,099          26.83%                23.85%

Advisor Class
-------------

                            CITIGROUP GLOBAL MARKETS
                            333 W 34TH ST 3RD FL
                            NEW YORK NY 10001-2402                  141,504         100.00%               100.00%



                                   APPENDIX K

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young LLP, the independent registered public accounting firm for both Insured California, the predecessor to California II, and California Portfolio as of the end of the Portfolios' last fiscal year, whose reports, along with each Portfolio's financial statements, are included in the Portfolios' annual reports and available upon request. There is no financial information available for the Advisor Class shares of California Portfolio, as these shares were not offered prior to August 6, 2008.


                                                                    Insured California
                                                                    ------------------


                                                   Income from Investment Operations                Less Dividends and Distributions
                                                 --------------------------------------             --------------------------------

                                                                   Net Gains
                                 Net Asset                        or Losses                        Dividends
                                  Value,           Net           on Investments     Total from      from Net       Distributions
                                Beginning        Investment      (both realized     Investment     Investment          from
Fiscal Year or Period           of Period        Income+(a)      and unrealized)    Operations       Income        Capital Gains
---------------------           ---------        ----------      ---------------    ----------       ------        -------------
Class A
11/1/07 to 4/30/08              $13.61            $.24            $(.16)            $.08              $(.24)           $(.07)
(unaudited)
Year ended 10/31/07              13.95             .48             (.18)             .30               (.48)            (.16)
Year ended 10/31/06              14.01             .53              .17              .70               (.53)            (.23)
Year ended 10/31/05              14.21             .57             (.20)             .37               (.57)            0.00
Year ended 10/31/04**            14.03             .61              .18              .79               (.61)            0.00
Year ended 10/31/03              14.17             .60             (.12)             .48               (.62)            0.00

Class B
11/1/07 to 4/30/08              $13.60            $.19            $(.16)            $.03              $(.19)           $(.07)
(unaudited)
Year ended 10/31/07              13.95             .38             (.19)             .19               (.38)            (.16)
Year ended 10/31/06              14.01             .44              .16              .60               (.43)            (.23)
Year ended 10/31/05              14.20             .47             (.19)             .28               (.47)            0.00
Year ended 10/31/04**            14.02             .50              .19              .69               (.51)            0.00
Year ended 10/31/03              14.16             .50             (.12)             .38               (.52)            0.00

Class C
11/1/07 to 4/30/08              $13.60            $.19            $(.16)            $.03              $(.19)           $(.07)
(unaudited)
Year ended 10/31/07              13.94             .39             (.19)             .20               (.38)            (.16)
Year ended 10/31/06              14.00             .43              .17              .60               (.43)            (.23)
Year ended 10/31/05              14.20             .47             (.20)             .27               (.47)            0.00
Year ended 10/31/04**            14.02             .51              .18              .69               (.51)            0.00
Year ended 10/31/03              14.16             .50             (.12)             .38               (.52)            0.00


Please refer to the footnotes on pages [ ] through [ ].


                                                                    Insured California
                                                                    ------------------



                              Less Distributions                                             Ratios/Supplemental Data
                              ------------------                                         ---------------------------------

                             Total         Net Asset                                  Ratio of     Ratio of Net
                           Dividends        Value,                  Net Assets,       Expenses     Income (Loss)
                              and           End of     Total       End of Period     to Average     to Average      Portfolio
Fiscal Year or Period    Distributions      Period    Return (b)   (000's Omitted)   Net Assets*    Net Assets+    Turnover Rate
---------------------    -------------      ------    ----------   ---------------   -----------    -----------    -------------

Class A
11/1/07 to 4/30/08              $(.31)     $13.38        .58%        $77,387          1.15%(c)        3.56%(c)         0%
(unaudited)
Year ended 10/31/07              (.64)      13.61       2.17          85,238          1.08            3.52            18
Year ended 10/31/06              (.76)      13.95       5.19          89,501          1.03(e)         3.85(e)         26
Year ended 10/31/05              (.57)      14.01       2.60          97,079          1.02            3.99            37
Year ended 10/31/04**            (.61)      14.21       5.75         103,414          1.00(d)         4.29             5
Year ended 10/31/03              (.62)      14.03       3.39         124,817          1.07            4.24            34

Class B
11/1/07 to 4/30/08              $(.26)     $13.37        .22%         $3,450          1.87%(c)        2.83%(c)         0%
(unaudited)
Year ended 10/31/07              (.54)      13.60       1.38           6,046          1.79            2.81            18
Year ended 10/31/06              (.66)      13.95       4.45          11,013          1.74(e)         3.15(e)         26
Year ended 10/31/05              (.47)      14.01       1.96          15,626          1.73            3.29            37
Year ended 10/31/04**            (.51)      14.20       5.02          21,559          1.71(d)         3.58             5
Year ended 10/31/03              (.52)      14.02       2.67          29,285          1.77            3.52            34

Class C
11/1/07 to 4/30/08              $(.26)     $13.37        .23%        $13,813          1.85%(c)        2.86%(c)         0%
(unaudited)
Year ended 10/31/07              (.54)      13.60       1.46          14,300          1.78            2.82            18
Year ended 10/31/06              (.66)      13.94       4.46          16,184          1.73(e)         3.15(e)         26
Year ended 10/31/05              (.47)      14.00       1.88          18,204          1.73            3.29            37
Year ended 10/31/04**            (.51)      14.20       5.02          19,603          1.70(d)         3.59             5
Year ended 10/31/03              (.52)      14.02       2.67          21,951          1.77            3.53            34


                                                               California Portfolio
                                                               --------------------

                                                   Income from Investment Operations               Less Dividends and Distributions
                                                 -------------------------------------             --------------------------------

                                                                   Net Gains
                                 Net Asset                        or Losses                        Dividends
                                  Value,           Net           on Investments     Total from      from Net       Distributions
                                Beginning        Investment      (both realized     Investment     Investment          from
Fiscal Year or Period           of Period        Income+(a)      and unrealized)    Operations       Income        Capital Gains
---------------------           ---------        ----------      ---------------    ----------       ------        -------------
Class A
11/1/07 to 4/30/08              $10.88            $.23              $(.24)           $(.01)           $(.22)            $0.00
(unaudited)
Year ended 10/31/07              11.07             .46               (.20)             .26             (.45)            0.00
Year ended 10/31/06              10.86             .47                .21              .68             (.47)            0.00
Year ended 10/31/05              10.93             .48               (.07)             .41             (.48)            0.00
Year ended 10/31/04**            10.63             .51                .30              .81             (.51)            0.00
Year ended 10/31/03              10.84             .53               (.19)             .34             (.55)            0.00

Class B
11/1/07 to 4/30/08              $10.87            $.19              $(.22)           $(.03)           $(.19)            $0.00
(unaudited)
Year ended 10/31/07              11.07             .38               (.20)             .18             (.38)            0.00
Year ended 10/31/06              10.86             .40                .21              .61             (.40)            0.00
Year ended 10/31/05              10.93             .40               (.07)             .33             (.40)            0.00
Year ended 10/31/04**            10.63             .44                .30              .74             (.44)            0.00
Year ended 10/31/03              10.84             .46               (.20)             .26             (.47)            0.00

Class C
11/1/07 to 4/30/08              $10.88            $.19              $(.23)           $(.04)           $(.19)            $0.00
(unaudited)
Year ended 10/31/07              11.07             .38               (.19)             .19             (.38)            0.00
Year ended 10/31/06              10.86             .40                .21              .61             (.40)            0.00
Year ended 10/31/05              10.93             .40               (.07)             .33             (.40)            0.00
Year ended 10/31/04**            10.63             .44                .30              .74             (.44)            0.00
Year ended 10/31/03              10.84             .46               (.20)             .26             (.47)            0.00


Please refer to the footnotes on pages [ ] through [ ].


                                                               California Portfolio
                                                               --------------------


                              Less Distributions                                            Ratios/Supplemental Data
                              ------------------                                         -----------------------------

                             Total         Net Asset                                  Ratio of     Ratio of Net
                           Dividends        Value,                  Net Assets,       Expenses     Income (Loss)
                              and           End of     Total       End of Period     to Average     to Average      Portfolio
Fiscal Year or Period    Distributions      Period    Return (b)   (000's Omitted)   Net Assets*    Net Assets+    Turnover Rate
---------------------    -------------      ------    ----------   ---------------   -----------    -----------    -------------
Class A
11/1/07 to 4/30/08           $(.22)       $10.65       (.05)%        $594,167         .77%(c)(f)     4.25%(c)          1%
(unaudited)
Year ended 10/31/07           (.45)        10.88       2.45           594,039         .77(f)         4.19             21
Year ended 10/31/06           (.47)        11.07       6.42           594,150         .77(e)(f)      4.33(e)          10
Year ended 10/31/05           (.48)        10.86       3.78           590,042         .77(f)         4.36             17
Year ended 10/31/04**         (.51)        10.93       7.80           587,874         .78(f)         4.75             34
Year ended 10/31/03           (.55)        10.63       3.15           644,868         .77(f)         4.93             33

Class B
11/1/07 to 4/30/08           $(.19)       $10.65       (.30)%         $30,796        1.47%(c)(f)     3.54%(c)          1%
(unaudited)
Year ended 10/31/07           (.38)        10.87       1.65            43,581        1.47(f)         3.48             21
Year ended 10/31/06           (.40)        11.07       5.69            80,928        1.47(e)(f)      3.64(e)          10
Year ended 10/31/05           (.40)        10.86       3.06           122,128        1.47(f)         3.66             17
Year ended 10/31/04**         (.44)        10.93       7.05           175,215        1.48(f)         4.05             34
Year ended 10/31/03           (.47)        10.63       2.43           237,147        1.48(f)         4.22             33

Class C
11/1/07 to 4/30/08           $(.19)       $10.65       (.40)%        $112,603        1.47%(c)(f)     3.55%(c)          1%
(unaudited)
Year ended 10/31/07           (.38)        10.88       1.73           111,697        1.47(f)         3.49             21
Year ended 10/31/06           (.40)        11.07       5.69           120,731        1.47(e)(f)      3.64(e)          10
Year ended 10/31/05           (.40)        10.86       3.06           125,067        1.47(f)         3.66             17
Year ended 10/31/04**         (.44)        10.93       7.05           141,031        1.48(f)         4.05             34
Year ended 10/31/03           (.47)        10.63       2.43           170,003        1.47(f)         4.23             33


----------
*    Net of any waivers/reimbursements and interest expense.

** As of November 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts; however, prior to November 1, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share. The effect on the ratio of net investment income to average net assets for the aforementioned year ends was as follows:

                                Class A       Class B     Class C
                                -------       -------     -------
     Insured California           0.00%*       0.00%*      0.00%*
     California Portfolio         0.00*        0.00*       0.00*

     * Amount is less than .01%

+ Net of expenses assumed and/or waived by the Adviser for all fiscal periods, except in the case of the Insured California Portfolio for the fiscal period ended October 31, 2004.

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(c)  Annualized.

(d) If the Insured California had borne all expenses, the expense ratios for the fiscal period ended October 31, 2004 would have been 1.07% for Class A shares, 1.77% for Class B shares and 1.77% for Class C shares.

(e)  The ratio includes expenses attributable to costs of proxy solicitation.

(f) If the California Portfolio had borne all expenses, the expense ratios would have been as follows:


                                 Six Months
                                  Ended            Year           Year           Year            Year           Year
                                 April 30,        Ended          Ended          Ended           Ended          Ended
                                   2008          October 31,    October 31,   October 31,       October 31,   October 31,
                                (unaudited)        2007          2006            2005             2004           2003
                                -----------        ----          ----            ----             ----           ----
     California Portfolio
     Class A                       .86%            .85%           .85%           .86%             1.01%          1.02%
     Class B                      1.57            1.56           1.56           1.56              1.71            1.73
     Class C                      1.56            1.55           1.56           1.56              1.71            1.72



SK 00250 0457 919944 v3

                 ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND INC. -
                              CALIFORNIA PORTFOLIO

                           1345 Avenue of the Americas
                               New York, New York
                            Toll Free (800) 221-5672

-------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                              [_____________], 2008


     This Statement of Additional Information (the "SAI") relates to the acquisition (the "Acquisition") of all of the assets and liabilities of California Portfolio II ("California II"), currently known as Insured California Portfolio and a series of AllianceBernstein Municipal Income Fund, Inc. by California Portfolio, another series of AllianceBernstein Municipal Income Fund, Inc. (California Portfolio and California II are each a "Portfolio" and collectively, the "Portfolios.")

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus dated [_________], 2008 (the "Prospectus") of California Portfolio which relates to the Acquisition. As described in the Prospectus, the Acquisition would involve the transfer of all the assets of California II in exchange for shares of California Portfolio and the assumption by California Portfolio of all the liabilities of California II. California II would distribute the California Portfolio shares it receives to its shareholders in complete liquidation of the Portfolio. California Portfolio will be the survivor for accounting purposes.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to a Portfolio at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                        Page

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
FINANCIAL STATEMENTS

Additional Information About the Portfolios

     Further information about California Portfolio and California II is contained in their Statements of Additional Information each dated February 1, 2008, as revised August 6, 2008 and September 24, 2008, which are available upon request and without charge by writing to the applicable Portfolio at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

Financial Statements

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended October 31, 2007, of each of the Portfolios, which report contains historical financial information regarding the Portfolio, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Each Portfolio's Semi-Annual Report for the six-month period ended April 30, 2008 is also incorporated herein by reference.

     The following represents the pro forma financial information. The pro forma financial statements give effect to the Acquisition of the assets and liabilities of California II by California Portfolio in exchange for shares of California Portfolio pursuant to the Plan of Acquisition and Liquidation. California Portfolio's unaudited pro forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition were effective for the period May 1, 2007 - April 30, 2008.

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                AllianceBernstein                         AllianceBernstein
                                                Municipal           AllianceBernstein     Municipal Income     AllianceBernstein
                                                Income Fund         Municipal             Fund Insured         Municipal Income
                                                California          Income Fund           California           Fund Insured
                                                Portfolio           California            Portfolio            California
                                                Principal           Portfolio             Principal            Portfolio
                                                Amount (000)        (U.S. $ Value)        Amount (000)         (U.S. $ Value)
                                                ------------        --------------        ------------         --------------
MUNICIPAL OBLIGATIONS - 99.9%
Long-Term Municipal Bonds - 98.2%
California - 94.8%
Acalanes Union High Sch Dist
   (Ref-2013 Crossover)
   FSA Series 05B
   5.25%, 8/01/24                               $       3,000       $  3,196,590          $     2,000          $  2,131,060

Bakerfield Wastewtr Rev
   FSA
   5.00%, 9/15/22                                          -0-                -0-               5,000             5,306,700
Banning Util Auth Wtr & Enterprise Rev
   (Ref & Impr Proj)
   FGIC Series 05
   5.25%, 11/01/30                                      7,265          7,429,698                1,140             1,165,844
Bay Area Infra Fin Auth
   FGIC
   5.00%, 8/01/17                                       2,000          2,072,420                4,000             4,144,840
Beaumont Fin Auth
   AMBAC
   5.00%, 9/01/26                                       2,900          2,937,149                  405               410,188
Butte-Glenn Comnty Coll Dist
   (Election 2002)
   MBIA Series 05B
   5.00%, 8/01/25                                         -0-                -0-                3,620             3,732,763
Calfornia St GO
   (Prerefunded)
   MBIA Series 02
   5.00%, 2/01/32                                       3,500          3,768,800                   -0-                   -0-
California Dept of Veteran Affairs
   (Home Purchase Rev)
   AMBAC Series 02A
   5.35%, 12/01/27                                     22,320         22,793,407                   -0-                   -0-
California Dept of Wtr Res Pwr Sup Rev
   5.00%, 12/01/24 (a)                                  5,000          5,266,800                   -0-                   -0-
California Dept of Wtr Res Pwr Sup Rev
   (Prerefunded)
   FGIC Series 02A
   5.125%, 5/01/18                                     10,000         10,933,400                   -0-                   -0-
   Series 02A
   5.375%, 5/01/21                                      3,000          3,308,100                   -0-                   -0-
California Ed Fac Auth
   (Coll of Arts & Crafts)
   Series 01
   5.875%, 6/01/30                                      2,200          2,246,574                   -0-                   -0-
California Ed Fac Auth
   (Univ of the Pacific)
   5.00%, 11/01/21                                        990          1,003,573                   -0-                   -0-
   Series 04
   5.00%, 11/01/20                                      1,000          1,031,840                   -0-                   -0-
   5.25%, 5/01/34                                       1,000          1,010,390                   -0-                   -0-
California HFA MFHR
   (Mtg Rev)
   AMBAC Series 95A
   6.25%, 2/01/37                                          -0-                -0-               1,235             1,238,322
California HFA SFMR
   (Mtg Rev) AMT
   Series 99A-2
   5.25%, 8/01/26                                       1,705          1,676,578                   -0-                   -0-
California Hlth Fac Fin Auth
   (Cottage Hlth Sys)
   MBIA Series 03B
   5.00%, 11/01/23                                      2,500          2,563,850                   -0-                   -0-

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Pro Forma
                                                                            AllianceBernstein            Pro Forma
                                                                                Municipal             AllianceBernstein
                                                                               Income Fund               Municipal
                                                                               California               Income Fund
                                                                                Portfolio                California
                                                                                Principal                Portfolio
                                                      Adjustments              Amount (000)             (U.S. $ Value)
                                                      -----------              ------------             ------------
MUNICIPAL OBLIGATIONS - 99.9%
Long-Term Municipal Bonds - 98.2%
California - 94.8%
Acalanes Union High Sch Dist
   (Ref-2013 Crossover)
   FSA Series 05B
   5.25%, 8/01/24                                             -0-           $     5,000               $   5,327,650

Bakerfield Wastewtr Rev
   FSA
   5.00%, 9/15/22                                             -0-                 5,000                   5,306,700
Banning Util Auth Wtr & Enterprise Rev
   (Ref & Impr Proj)
   FGIC Series 05
   5.25%, 11/01/30                                            -0-                 8,405                   8,595,542
Bay Area Infra Fin Auth
   FGIC
   5.00%, 8/01/17                                             -0-                 6,000                   6,217,260
Beaumont Fin Auth
   AMBAC
   5.00%, 9/01/26                                             -0-                 3,305                   3,347,337
Butte-Glenn Comnty Coll Dist
   (Election 2002)
   MBIA Series 05B
   5.00%, 8/01/25                                             -0-                 3,620                   3,732,763
Calfornia St GO
   (Prerefunded)
   MBIA Series 02
   5.00%, 2/01/32                                             -0-                 3,500                   3,768,800
California Dept of Veteran Affairs
   (Home Purchase Rev)
   AMBAC Series 02A
   5.35%, 12/01/27                                            -0-                22,320                  22,793,407
California Dept of Wtr Res Pwr Sup Rev
   5.00%, 12/01/24 (a)                                        -0-                 5,000                   5,266,800
California Dept of Wtr Res Pwr Sup Rev
   (Prerefunded)
   FGIC Series 02A
   5.125%, 5/01/18                                            -0-                10,000                  10,933,400
   Series 02A
   5.375%, 5/01/21                                            -0-                 3,000                   3,308,100
California Ed Fac Auth
   (Coll of Arts & Crafts)
   Series 01
   5.875%, 6/01/30                                            -0-                 2,200                   2,246,574
California Ed Fac Auth
   (Univ of the Pacific)
   5.00%, 11/01/21                                            -0-                   990                   1,003,573
   Series 04
   5.00%, 11/01/20                                            -0-                 1,000                   1,031,840
   5.25%, 5/01/34                                             -0-                 1,000                   1,010,390
California HFA MFHR
   (Mtg Rev)
   AMBAC Series 95A
   6.25%, 2/01/37                                             -0-                 1,235                   1,238,322
California HFA SFMR
   (Mtg Rev) AMT
   Series 99A-2
   5.25%, 8/01/26                                             -0-                 1,705                   1,676,578
California Hlth Fac Fin Auth
   (Cottage Hlth Sys)
   MBIA Series 03B
   5.00%, 11/01/23                                            -0-                 2,500                   2,563,850

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                              AllianceBernstein                         AllianceBernstein
                                                 Municipal       AllianceBernstein      Municipal Income     AllianceBernstein
                                                Income Fund         Municipal            Fund Insured        Municipal Income
                                                California         Income Fund            California          Fund Insured
                                                 Portfolio          California            Portfolio           California
                                                 Principal          Portfolio             Principal           Portfolio
                                                Amount (000)       (U.S. $ Value)         Amount (000)        (U.S. $ Value)
                                                ------------       ------------           ------------        ------------
California Hlth Fac Fin Auth
   (Lucile Salter Packard Hosp)
   AMBAC Series 03C
   5.00%, 8/15/21                               $       3,365      $   3,454,172          $        -0-        $          -0-
California Infra & Econ Dev Bank
   (Kaiser Hosp)
   Series 01A
   5.55%, 8/01/31                                      18,000         18,275,940                   -0-                   -0-
California Pollution Ctl Fin Auth
   (Pacific Gas & Elec) AMT
   MBIA Series 96A
   5.35%, 12/01/16                                     15,500         15,929,350                   -0-                   -0-
California Pollution Ctl Fin Auth
   (So Calif Edison) AMT
   MBIA Series 99C
   5.55%, 9/01/31                                       7,950          7,796,486                   -0-                   -0-
California Pollution Ctl Fin Auth
   (Tracy Material Recovery) AMT
   ACA Series 99A
   5.70%, 8/01/14                                       3,670          3,670,330                   -0-                   -0-
California Pub Wks Brd Lease Rev
   (Dept of Hlth Svcs-Richmond Lab)
   XLCA Series 05B
   5.00%, 11/01/30                                      1,270          1,272,350                3,000             3,005,550
California Pub Wks Brd Lease Rev
   (Dept of Mental Hlth-Coalinga)
   Series 04A
   5.50%, 6/01/22 - 6/01/23                             6,790          7,197,625                   -0-                   -0-
California Pub Wks Brd Lease Rev
   (Univ of Calif Proj)
   Series 05C
   5.00%, 4/01/23                                       3,130          3,235,012                   -0-                   -0-
California Pub Wks Brd Lease Rev
   (Various Univ Calif Proj)
   Series 04F
   5.00%, 11/01/26                                      8,065          8,271,464                   -0-                   -0-
California Rural MFA SFMR
   (Mtg Rev) AMT
   GNMA/ FNMA Series 00B
   6.25%, 12/01/31                                         80             80,622                   -0-                   -0-
   GNMA/ FNMA Series 00D
   6.00%, 12/01/31                                        290            289,858                   -0-                   -0-
   GNMA/ FNMA Series 99A
   5.40%, 12/01/30                                        290            285,232                   -0-                   -0-
   MBIA Series 99A
   5.40%, 12/01/30                                        720            712,649                   -0-                   -0-
California St GO
   5.00%, 8/01/22 - 2/01/32                            28,200         28,675,266                   -0-                   -0-
   MBIA
   5.00%, 6/01/18                                       5,000          5,361,400                   -0-                   -0-
   MBIA- IBC Series 03
   5.25%, 2/01/16                                       2,050          2,176,772                   -0-                   -0-
   Series 03
   5.25%, 2/01/24                                       3,500          3,616,095                   -0-                   -0-
California St GO
   (Prerefunded)
   5.00%, 2/01/33                                       6,925          7,596,310                   -0-                   -0-
   5.125%, 6/01/31                                      1,710          1,837,720                   -0-                   -0-
   5.25%, 2/01/30 - 4/01/30                             1,200          1,304,612                   -0-                   -0-
   5.30%, 4/01/29                                       6,395          7,134,134                   -0-                   -0-
California St GO
   (Unrefunded)                                                                                    -0-                   -0-
   5.125%, 6/01/31                                         20             20,166                   -0-                   -0-
   5.25%, 2/01/30 - 4/01/30                            13,975         14,206,021                   -0-                   -0-
   5.30%, 4/01/29                                           5              5,132                   -0-                   -0-

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Pro Forma
                                                                            AllianceBernstein            Pro Forma
                                                                                Municipal             AllianceBernstein
                                                                               Income Fund               Municipal
                                                                               California               Income Fund
                                                                                Portfolio                California
                                                                                Principal                Portfolio
                                                      Adjustments              Amount (000)             (U.S. $ Value)
                                                      -----------              ------------             ------------
California Hlth Fac Fin Auth
   (Lucile Salter Packard Hosp)
   AMBAC Series 03C
   5.00%, 8/15/21                                             -0-           $     3,365               $   3,454,172
California Infra & Econ Dev Bank
   (Kaiser Hosp)
   Series 01A
   5.55%, 8/01/31                                             -0-                18,000                  18,275,940
California Pollution Ctl Fin Auth
   (Pacific Gas & Elec) AMT
   MBIA Series 96A
   5.35%, 12/01/16                                            -0-                15,500                  15,929,350
California Pollution Ctl Fin Auth
   (So Calif Edison) AMT
   MBIA Series 99C
   5.55%, 9/01/31                                             -0-                 7,950                   7,796,486
California Pollution Ctl Fin Auth
   (Tracy Material Recovery) AMT
   ACA Series 99A
   5.70%, 8/01/14                                             -0-                 3,670                   3,670,330
California Pub Wks Brd Lease Rev
   (Dept of Hlth Svcs-Richmond Lab)
   XLCA Series 05B
   5.00%, 11/01/30                                            -0-                 4,270                   4,277,900
California Pub Wks Brd Lease Rev
   (Dept of Mental Hlth-Coalinga)
   Series 04A
   5.50%, 6/01/22 - 6/01/23                                   -0-                 6,790                   7,197,625
California Pub Wks Brd Lease Rev
   (Univ of Calif Proj)
   Series 05C
   5.00%, 4/01/23                                             -0-                 3,130                   3,235,012
California Pub Wks Brd Lease Rev
   (Various Univ Calif Proj)
   Series 04F
   5.00%, 11/01/26                                            -0-                 8,065                   8,271,464
California Rural MFA SFMR
   (Mtg Rev) AMT
   GNMA/ FNMA Series 00B
   6.25%, 12/01/31                                            -0-                    80                      80,622
   GNMA/ FNMA Series 00D
   6.00%, 12/01/31                                            -0-                   290                     289,858
   GNMA/ FNMA Series 99A
   5.40%, 12/01/30                                            -0-                   290                     285,232
   MBIA Series 99A
   5.40%, 12/01/30                                            -0-                   720                     712,649
California St GO
   5.00%, 8/01/22 - 2/01/32                                   -0-                28,200                  28,675,266
   MBIA
   5.00%, 6/01/18                                             -0-                 5,000                   5,361,400
   MBIA- IBC Series 03
   5.25%, 2/01/16                                             -0-                 2,050                   2,176,772
   Series 03
   5.25%, 2/01/24                                             -0-                 3,500                   3,616,095
California St GO
   (Prerefunded)
   5.00%, 2/01/33                                             -0-                 6,925                   7,596,310
   5.125%, 6/01/31                                            -0-                 1,710                   1,837,720
   5.25%, 2/01/30 - 4/01/30                                   -0-                 1,200                   1,304,612
   5.30%, 4/01/29                                             -0-                 6,395                   7,134,134
California St GO
   (Unrefunded)                                               -0-
   5.125%, 6/01/31                                            -0-                    20                      20,166
   5.25%, 2/01/30 - 4/01/30                                   -0-                13,975                  14,206,021
   5.30%, 4/01/29                                             -0-                     5                       5,132

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                              AllianceBernstein                         AllianceBernstein
                                                 Municipal       AllianceBernstein      Municipal Income     AllianceBernstein
                                                Income Fund         Municipal            Fund Insured        Municipal Income
                                                California         Income Fund            California          Fund Insured
                                                 Portfolio          California            Portfolio           California
                                                 Principal          Portfolio             Principal           Portfolio
                                                Amount (000)       (U.S. $ Value)         Amount (000)        (U.S. $ Value)
                                                ------------       ------------           ------------        ------------

California St Univ
   AMBAC
   5.00%, 11/01/19                              $       6,025      $   6,344,084          $        -0-        $          -0-
   FGIC Series 03A
   5.00%, 11/01/22                                      6,000          6,159,660                   -0-                   -0-
California Statewide CDA
   (Daughters of Charity Hlth)
   Series 05A
   5.25%, 7/01/24                                       3,225          3,046,819                   -0-                   -0-
California Statewide CDA
   (Drew College Prep)
   Series 00
   7.25%, 10/01/30                                      7,750          8,433,163                   -0-                   -0-
California Statewide CDA
   (Saint Mark's Sch)
   Series 01
   6.75%, 6/01/28                                       2,455          2,508,077                   -0-                   -0-
California Statewide CDA
   (San Diego Space & Science)
   Series 96
   7.50%, 12/01/16                                      2,240          2,355,091                   -0-                   -0-
California Statewide CDA
   (Wildwood Elem Sch)
   Series 01
   7.00%, 11/01/29                                      3,845          3,955,890                   -0-                   -0-
California Statewide CDA MFHR
   FNMA Series 98D
   5.43%, 5/01/28                                       2,090          2,090,627                   -0-                   -0-
California Statewide CDA MFHR
   (Highland Creek Apts) AMT
   FNMA Series 01K
   5.40%, 4/01/34                                       5,745          5,771,657                   -0-                   -0-
California Statewide Comnty Dev Auth
   (Catholic Healthcare Ctr)
   MBIA Series 2007
   6.27%, 7/01/31 (b)+                                  3,475          3,475,000                   -0-                   -0-
Capistrano Uni Sch Dist School Fac Impr
   District No 1
   FGIC Series 00A
   6.00%, 8/01/24                                          -0-                -0-               1,550             1,650,456
   FSA Series 01B
   Zero Coupon, 8/01/25                                    -0-                -0-               8,000             3,301,840
Castaic Lake Wtr Agy
   AMBAC Series 04A
   5.00%, 8/01/16 - 8/01/18                             4,325          4,579,149                   -0-                   -0-
   MBIA Series 01A
   5.20%, 8/01/30                                       1,625          1,643,005                   -0-                   -0-
Chino Hills CFD
   (Fairfield Ranch 10)
   Series 00
   6.95%, 9/01/30                                       5,200          5,315,804                   -0-                   -0-
Chino Redev Agy Spl Tax ETM
   AMBAC Series 01B
   5.25%, 9/01/30                                          -0-                -0-               5,210             5,325,766
Coachella Valley Uni Sch Dist
   AMBAC
   5.00%, 9/01/23                                          -0-                -0-               2,500             2,564,850
Commerce Joint Pwr Fin Auth Lease Rev
   (Comnty Ctr Proj)
   XLCA Series 04
   5.00%, 10/01/34                                      2,015          1,937,805                   -0-                   -0-
Corona CFD
   (Eagle Glen 97-2) ETM
   Series 98
   5.875%, 9/01/23                                      6,065          6,008,292                   -0-                   -0-
East Palo Alto Pub Fin Auth
   (Univ Circle Gateway 101)
   RADIAN Series 05A
   5.00%, 10/01/25                                      4,390          4,304,790                  680               666,801

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Pro Forma
                                                                            AllianceBernstein            Pro Forma
                                                                                Municipal             AllianceBernstein
                                                                               Income Fund               Municipal
                                                                               California               Income Fund
                                                                                Portfolio                California
                                                                                Principal                Portfolio
                                                      Adjustments              Amount (000)             (U.S. $ Value)
                                                      -----------              ------------             ------------
California St Univ
   AMBAC
   5.00%, 11/01/19                                            -0-           $     6,025               $   6,344,084
   FGIC Series 03A
   5.00%, 11/01/22                                            -0-                 6,000                   6,159,660
California Statewide CDA
   (Daughters of Charity Hlth)
   Series 05A
   5.25%, 7/01/24                                             -0-                 3,225                   3,046,819
California Statewide CDA
   (Drew College Prep)
   Series 00
   7.25%, 10/01/30                                            -0-                 7,750                   8,433,163
California Statewide CDA
   (Saint Mark's Sch)
   Series 01
   6.75%, 6/01/28                                             -0-                 2,455                   2,508,077
California Statewide CDA
   (San Diego Space & Science)
   Series 96
   7.50%, 12/01/16                                            -0-                 2,240                   2,355,091
California Statewide CDA
   (Wildwood Elem Sch)
   Series 01
   7.00%, 11/01/29                                            -0-                 3,845                   3,955,890
California Statewide CDA MFHR
   FNMA Series 98D
   5.43%, 5/01/28                                             -0-                 2,090                   2,090,627
California Statewide CDA MFHR
   (Highland Creek Apts) AMT
   FNMA Series 01K
   5.40%, 4/01/34                                             -0-                 5,745                   5,771,657
California Statewide Comnty Dev Auth
   (Catholic Healthcare Ctr)
   MBIA Series 2007
   6.27%, 7/01/31 (b)+                                        -0-                 3,475                   3,475,000
Capistrano Uni Sch Dist School Fac Impr
   District No 1
   FGIC Series 00A
   6.00%, 8/01/24                                             -0-                 1,550                   1,650,456
   FSA Series 01B
   Zero Coupon, 8/01/25                                       -0-                 8,000                   3,301,840
Castaic Lake Wtr Agy
   AMBAC Series 04A
   5.00%, 8/01/16 - 8/01/18                                   -0-                 4,325                   4,579,149
   MBIA Series 01A
   5.20%, 8/01/30                                             -0-                 1,625                   1,643,005
Chino Hills CFD
   (Fairfield Ranch 10)
   Series 00
   6.95%, 9/01/30                                             -0-                 5,200                   5,315,804
Chino Redev Agy Spl Tax ETM
   AMBAC Series 01B
   5.25%, 9/01/30                                             -0-                 5,210                   5,325,766
Coachella Valley Uni Sch Dist
   AMBAC
   5.00%, 9/01/23                                             -0-                 2,500                   2,564,850
Commerce Joint Pwr Fin Auth Lease Rev
   (Comnty Ctr Proj)
   XLCA Series 04
   5.00%, 10/01/34                                            -0-                 2,015                   1,937,805
Corona CFD
   (Eagle Glen 97-2) ETM
   Series 98
   5.875%, 9/01/23                                            -0-                 6,065                   6,008,292
East Palo Alto Pub Fin Auth
   (Univ Circle Gateway 101)
   RADIAN Series 05A
   5.00%, 10/01/25                                            -0-                 5,070                   4,971,591

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                              AllianceBernstein                         AllianceBernstein
                                                 Municipal       AllianceBernstein      Municipal Income     AllianceBernstein
                                                Income Fund         Municipal            Fund Insured        Municipal Income
                                                California         Income Fund            California          Fund Insured
                                                 Portfolio          California            Portfolio           California
                                                 Principal          Portfolio             Principal           Portfolio
                                                Amount (000)       (U.S. $ Value)         Amount (000)        (U.S. $ Value)
                                                ------------       ------------           ------------        ------------
Eastern Wtr Dist Impr Area A
   (Morningstar Ranch)

   Series 02
   6.40%, 9/01/32                               $      3,660     $  3,671,675            $         -0-         $         -0-
El Centro Fin Auth
   (El Centro Med Ctr)

   Series 01
   5.375%, 3/01/26                                    18,000       18,297,360                      -0-                   -0-
Encinitas Rec Ranch Golf Auth
   (Encinitas Ranch Golf Course)

   Series 04
   5.50%, 9/01/23 - 9/01/24                            1,110        1,031,871                      -0-                   -0-
   5.60%, 9/01/26                                      1,000          927,520                      -0-                   -0-
Fontana CFD 11 Spl Tax
   (Heritage West End)

   Series B
   6.50%, 9/01/28                                      8,505        8,584,267                      -0-                   -0-
Fontana Pub Fin Auth
   (North Fontana Redev Proj)

   AMBAC Series 03A
   5.50%, 9/01/32                                      1,000        1,044,770                   4,200             4,388,034
Foothill/Eastern Corridor Agy
   Series 95
   Zero Coupon, 1/01/24                               10,255        4,867,331                      -0-                   -0-
   Zero Coupon, 1/01/25                               15,000        6,777,750                      -0-                   -0-
Franklin-McKinley Sch Dist
   (Prerefunded)

   FSA Series 02B
   5.00%, 8/01/27                                         -0-              -0-                    700               769,153
Fremont Uni Sch Dist/Alameda Cnty
   FSA Series 05B
   5.00%, 8/01/26                                      1,745        1,804,819                      -0-                   -0-
Fresno Joint Pwr Lease Rev
   XLCA Series 04A
   5.25%, 10/01/21                                     1,265        1,318,661                      -0-                   -0-
Fresno Joint Pwrs Lease Rev
   XLCA Series 04A
   5.25%, 10/01/24                                     2,160        2,232,187                      -0-                   -0-
   5.375%, 10/01/17                                    1,315        1,414,690                      -0-                   -0-
Fullerton Redev Agy
   RADIAN
   5.00%, 4/01/21                                      2,225        2,234,412                   1,025             1,029,336
Gilroy Uni Sch Dist
   FGIC
   5.00%, 8/01/27                                      1,500        1,538,775                      -0-                   -0-
Golden St Tobacco Securitization Corp.
   (Prerefunded)

   RADIAN Series 03
   5.50%, 6/01/43                                         -0-              -0-                  1,400             1,539,300
Huntington Park Pub Fin Auth
   FSA Series 04A
   5.25%, 9/01/17                                      1,000        1,098,900                      -0-                   -0-
Jurupa Uni Sch Dist
   FGIC Series 04
   5.00%, 8/01/22                                         -0-              -0-                  1,340             1,383,496
Kaweah Delta Hlth Care Dist
   MBIA Series 04
   5.25%, 8/01/25 - 8/01/26                            3,780        3,962,306                      -0-                   -0-
La Verne CFD 88-1 Spl Tax
   Series 98
   5.875%, 3/01/14                                     3,910        3,933,382                      -0-                   -0-
Lammersville Sch Dist CFD Spl Tax
   (Mountain House)

   Series 02
   6.375%, 9/01/32                                     4,250        4,231,810                      -0-                   -0-

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                         Pro Forma
                                                       AllianceBernstein     Pro Forma
                                                           Municipal      AllianceBernstein
                                                          Income Fund        Municipal
                                                          California        Income Fund
                                                           Portfolio         California
                                                           Principal         Portfolio
                                         Adjustments      Amount (000)      (U.S. $ Value)
                                         -----------      ------------      ------------
Eastern Wtr Dist Impr Area A
   (Morningstar Ranch)

   Series 02
   6.40%, 9/01/32                                -0-      $      3,660      $  3,671,675
El Centro Fin Auth
   (El Centro Med Ctr)

   Series 01
   5.375%, 3/01/26                               -0-            18,000        18,297,360
Encinitas Rec Ranch Golf Auth
   (Encinitas Ranch Golf Course)

   Series 04
   5.50%, 9/01/23 - 9/01/24                      -0-             1,110         1,031,871
   5.60%, 9/01/26                                -0-             1,000           927,520
Fontana CFD 11 Spl Tax
   (Heritage West End)

   Series B
   6.50%, 9/01/28                                -0-             8,505         8,584,267
Fontana Pub Fin Auth
   (North Fontana Redev Proj)

   AMBAC Series 03A
   5.50%, 9/01/32                                -0-             5,200         5,432,804
Foothill/Eastern Corridor Agy
   Series 95
   Zero Coupon, 1/01/24                          -0-            10,255         4,867,331
   Zero Coupon, 1/01/25                          -0-            15,000         6,777,750
Franklin-McKinley Sch Dist
   (Prerefunded)

   FSA Series 02B
   5.00%, 8/01/27                                -0-               700           769,153
Fremont Uni Sch Dist/Alameda Cnty
   FSA Series 05B
   5.00%, 8/01/26                                -0-             1,745         1,804,819
Fresno Joint Pwr Lease Rev
   XLCA Series 04A
   5.25%, 10/01/21                               -0-             1,265         1,318,661
Fresno Joint Pwrs Lease Rev
   XLCA Series 04A
   5.25%, 10/01/24                               -0-             2,160         2,232,187
   5.375%, 10/01/17                              -0-             1,315         1,414,690
Fullerton Redev Agy
   RADIAN
   5.00%, 4/01/21                                -0-             3,250         3,263,748
Gilroy Uni Sch Dist
   FGIC
   5.00%, 8/01/27                                -0-             1,500         1,538,775
Golden St Tobacco Securitization Corp.
   (Prerefunded)

   RADIAN Series 03
   5.50%, 6/01/43                                -0-             1,400         1,539,300
Huntington Park Pub Fin Auth
   FSA Series 04A
   5.25%, 9/01/17                                -0-             1,000         1,098,900
Jurupa Uni Sch Dist
   FGIC Series 04
   5.00%, 8/01/22                                -0-             1,340         1,383,496
Kaweah Delta Hlth Care Dist
   MBIA Series 04
   5.25%, 8/01/25 - 8/01/26                      -0-             3,780         3,962,306
La Verne CFD 88-1 Spl Tax
   Series 98
   5.875%, 3/01/14                               -0-             3,910         3,933,382
Lammersville Sch Dist CFD Spl Tax
   (Mountain House)
   Series 02
   6.375%, 9/01/32                               -0-             4,250         4,231,810

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                              AllianceBernstein                         AllianceBernstein
                                                 Municipal       AllianceBernstein      Municipal Income     AllianceBernstein
                                                Income Fund         Municipal            Fund Insured        Municipal Income
                                                California         Income Fund            California          Fund Insured
                                                 Portfolio          California            Portfolio           California
                                                 Principal          Portfolio             Principal           Portfolio
                                                Amount (000)       (U.S. $ Value)         Amount (000)        (U.S. $ Value)
                                                ------------       ------------           ------------        ------------
Lancaster Redev Agy Tax Alloc Rev
   (Fire Protn Fac Proj)

   XLCA Series 04
   5.00%, 12/01/23                              $      1,120     $  1,140,675            $         -0-        $         -0-
Lancaster Redev Agy Tax Alloc Rev
   (Sheriffs Fac Proj)

   XLCA Series 04
   5.00%, 12/01/23                                     1,875        1,909,613                      -0-                  -0-
Loma Linda Hosp
   (Loma Linda Univ Med Ctr)

   Series 05A
   5.00%, 12/01/23                                     2,000        1,850,820                      -0-                  -0-
Long Beach Fin Auth
   (Aquarium of the Pacific Proj)

   AMBAC Series 01
   5.25%, 11/01/30                                        -0-              -0-                  6,500            6,440,655
Los Angeles Cnty Metro Transp Auth
   (Prerefunded)

   FGIC Series 00A
   5.25%, 7/01/30                                      2,750        2,944,535                      -0-                  -0-
Los Angeles Comnty Redev Agy
   Series 04L
   5.00%, 3/01/17                                      2,565        2,596,575                      -0-                  -0-
   5.10%, 3/01/19                                      1,350        1,356,777                      -0-                  -0-
Los Angeles Dept of Wtr & Pwr
   (Pwr Sys Rev)

   AMBAC
   5.00%, 7/01/24                                      5,325        5,547,053                      -0-                  -0-
   MBIA Series 01A
   5.00%, 7/01/24                                      1,500        1,509,945                   5,900            5,939,117
Los Angeles MFHR
   (Park Plaza West) AMT

   GNMA
   5.50%, 1/20/43                                      5,000        4,946,050                      -0-                  -0-
Los Angeles Uni Sch Dist
   AMBAC Series B
   5.00%, 7/01/19 - 7/01/21                           13,685       14,559,725                      -0-                  -0-
Manteca Uni Sch Dist
   (Prerefunded)

   FSA Series 04
   5.25%, 8/01/22                                      1,390        1,559,121                      -0-                  -0-
Marin Wtr Dist Rev
   AMBAC Series 04
   5.25%, 7/01/20                                      3,040        3,216,472                      -0-                  -0-
Murrieta Valley Uni Sch Dist
   (Election 2002)

   FSA Series 05B
   5.125%, 9/01/29                                     1,275        1,321,742                     225              233,249
Norco Redev Agy Tax Alloc
   (Norco Redev Proj Area No 1)

   AMBAC Series 05
   5.00%, 3/01/26                                      1,360        1,404,322                     540              557,599
Norco Redev Agy Tax Alloc
   (Ref Norco Redev Proj No 1)

   RADIAN Series 04
   5.00%, 3/01/24                                      3,060        3,004,033                      -0-                  -0-
Oakland Uni Sch Dist/Alameda Cnty
   FGIC
   5.00%, 8/01/22                                      8,975        9,007,310                      -0-                  -0-
   MBIA Series 05
   5.00%, 8/01/25                                      7,455        7,503,905                      -0-                  -0-
Ohlone Comnty Coll Dist
   FSA Series 05B
   5.00%, 8/01/24                                      1,850        1,925,036                      -0-                  -0-
Ontario Assmt Dist
   (Calif Commerce Ctr So)
   7.70%, 9/02/10                                      2,465        2,496,281                      -0-                  -0-


PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                         Pro Forma
                                                       AllianceBernstein     Pro Forma
                                                           Municipal      AllianceBernstein
                                                          Income Fund        Municipal
                                                          California        Income Fund
                                                           Portfolio         California
                                                           Principal         Portfolio
                                         Adjustments      Amount (000)      (U.S. $ Value)
                                         -----------      ------------      ------------
Lancaster Redev Agy Tax Alloc Rev
   (Fire Protn Fac Proj)

   XLCA Series 04
   5.00%, 12/01/23                               -0-      $      1,120      $  1,140,675
Lancaster Redev Agy Tax Alloc Rev
   (Sheriffs Fac Proj)

   XLCA Series 04
   5.00%, 12/01/23                               -0-             1,875         1,909,613
Loma Linda Hosp
   (Loma Linda Univ Med Ctr)

   Series 05A
   5.00%, 12/01/23                               -0-             2,000         1,850,820
Long Beach Fin Auth
   (Aquarium of the Pacific Proj)

   AMBAC Series 01
   5.25%, 11/01/30                               -0-             6,500         6,440,655
Los Angeles Cnty Metro Transp Auth
   (Prerefunded)

   FGIC Series 00A
   5.25%, 7/01/30                                -0-             2,750        2,944,535
Los Angeles Comnty Redev Agy
   Series 04L
   5.00%, 3/01/17                                -0-             2,565         2,596,575
   5.10%, 3/01/19                                -0-             1,350         1,356,777
Los Angeles Dept of Wtr & Pwr
   (Pwr Sys Rev)

   AMBAC
   5.00%, 7/01/24                                -0-             5,325         5,547,053
   MBIA Series 01A
   5.00%, 7/01/24                                -0-             7,400         7,449,062
Los Angeles MFHR
   (Park Plaza West) AMT

   GNMA
   5.50%, 1/20/43                                -0-             5,000         4,946,050
Los Angeles Uni Sch Dist
   AMBAC Series B
   5.00%, 7/01/19 - 7/01/21                      -0-            13,685        14,559,725
Manteca Uni Sch Dist
   (Prerefunded)

   FSA Series 04
   5.25%, 8/01/22                                -0-             1,390         1,559,121
Marin Wtr Dist Rev
   AMBAC Series 04
   5.25%, 7/01/20                                -0-             3,040         3,216,472
Murrieta Valley Uni Sch Dist
   (Election 2002)

   FSA Series 05B
   5.125%, 9/01/29                               -0-             1,500         1,554,991
Norco Redev Agy Tax Alloc
   (Norco Redev Proj Area No 1)

   AMBAC Series 05
   5.00%, 3/01/26                                -0-             1,900         1,961,921
Norco Redev Agy Tax Alloc
   (Ref Norco Redev Proj No 1)

   RADIAN Series 04
   5.00%, 3/01/24                                -0-             3,060         3,004,033
Oakland Uni Sch Dist/Alameda Cnty
   FGIC
   5.00%, 8/01/22                                -0-             8,975         9,007,310
   MBIA Series 05
   5.00%, 8/01/25                                -0-             7,455         7,503,905
Ohlone Comnty Coll Dist
   FSA Series 05B
   5.00%, 8/01/24                                -0-             1,850         1,925,036
Ontario Assmt Dist
   (Calif Commerce Ctr So)
   7.70%, 9/02/10                                -0-             2,465         2,496,281

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                              AllianceBernstein                         AllianceBernstein
                                                 Municipal       AllianceBernstein      Municipal Income       AllianceBernstein
                                                Income Fund         Municipal           Fund Insured           Municipal Income
                                                California         Income Fund          California             Fund Insured
                                                 Portfolio          California          Portfolio              California
                                                 Principal          Portfolio           Principal              Portfolio
                                                Amount (000)       (U.S. $ Value)       Amount (000)           (U.S. $ Value)
                                                ------------       ------------           ------------        ------------
Ontario COP
   (Wtr Sys Impr Proj)

   MBIA Series 04
   5.25%, 7/01/21                               $      1,700     $  1,797,733            $         -0-         $         -0-
Orange Cnty CFD 99-1
   (Ladera Ranch)
   (Prerefunded)
   Series 99A
   6.70%, 8/15/29                                      3,000        3,225,390                      -0-                   -0-
Orange Cnty COP
   (Loma Ridge Data Ctr Proj)
   (Prerefunded)
   AMBAC
   6.00%, 6/01/21                                         -0-              -0-                  1,000             1,159,280
Palm Springs COP ETM
   Series 91B
   Zero Coupon, 4/15/21                               37,500       20,526,750                      -0-                   -0-
Palmdale Wtr Dist Rev COP
   FGIC Series 04
   5.00%, 10/01/24                                     1,775        1,814,920
Perris Union High Sch Dist
   FGIC Series 05A
   5.00%, 9/01/24                                         -0-              -0-                    800               815,168
Pittsburg Redev Agy
   (Los Medanos Proj)
   MBIA Series 03A
   5.00%, 8/01/21                                      6,410        6,624,158                      -0-                   -0-
Placentia-Yorba Linda Uni Sch Dist
   FGIC Series 06
   5.00%, 10/01/27                                     4,200        4,267,326                      -0-                   -0-
Port of Oakland AMT
   FGIC Series 02L
   5.375%, 11/01/27                                    2,500        2,480,600                      -0-                   -0-
Poway Redev Agy
   (Paguay Proj) ETM
   AMBAC Series 01
   5.375%, 12/15/31                                       -0-              -0-                  5,940             6,047,514
Rancho Cordova COP
   (City Hall Fac Acq Proj)
   (Prerefunded)
   XLCA Series 05
   5.00%, 2/01/24                                         -0-              -0-                  2,645             2,901,168
Rancho Etiwanda Pub Fac CFD 1
   (Rancho Etiwanda)
   Series 01
   6.40%, 9/01/31                                      8,000        8,724,640                      -0-                   -0-
Rancho Etiwanda Pub Fac CFD 1
   (Rancho Etiwanda) ETM
   Series 01
   6.40%, 9/01/31                                      3,105        3,374,514                      -0-                   -0-
Redding Elec Sys Rev
   MBIA Series 92A
   8.726%, 7/01/22 (b)(c)                                 -0-              -0-                  1,720             2,335,691
Riverside CFD No 89-1
   (MTN Cove)
   (Prerefunded)
   Series 00
   6.50%, 9/01/25                                      3,390        3,642,352                      -0-                   -0-
Riverside Cmnty Coll Dist
   (Prerefunded)
   MBIA Series 04A
   5.25%, 8/01/25 - 8/01/26                            1,980        2,220,907                      -0-                   -0-
Riverside Cnty Pub Fin Auth
   (Tax Alloc Rev)
   (Redev Proj)
   XLCA Series 04
   5.00%, 10/01/35                                     2,475        2,427,802                      -0-                   -0-

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                         Pro Forma
                                                       AllianceBernstein     Pro Forma
                                                           Municipal      AllianceBernstein
                                                          Income Fund        Municipal
                                                          California        Income Fund
                                                           Portfolio         California
                                                           Principal         Portfolio
                                         Adjustments      Amount (000)      (U.S. $ Value)
                                         -----------      ------------      ------------
Ontario COP
   (Wtr Sys Impr Proj)

   MBIA Series 04
   5.25%, 7/01/21                                -0-      $      1,700      $  1,797,733
Orange Cnty CFD 99-1
   (Ladera Ranch)
   (Prerefunded)
   Series 99A
   6.70%, 8/15/29                                -0-             3,000         3,225,390
Orange Cnty COP
   (Loma Ridge Data Ctr Proj)
   (Prerefunded)
   AMBAC
   6.00%, 6/01/21                                -0-             1,000         1,159,280
Palm Springs COP ETM
   Series 91B
   Zero Coupon, 4/15/21                          -0-            37,500        20,526,750
Palmdale Wtr Dist Rev COP
   FGIC Series 04
   5.00%, 10/01/24                                               1,775         1,814,920
Perris Union High Sch Dist
   FGIC Series 05A
   5.00%, 9/01/24                                -0-               800           815,168
Pittsburg Redev Agy
   (Los Medanos Proj)
   MBIA Series 03A
   5.00%, 8/01/21                                -0-             6,410         6,624,158
Placentia-Yorba Linda Uni Sch Dist
   FGIC Series 06
   5.00%, 10/01/27                               -0-             4,200         4,267,326
Port of Oakland AMT
   FGIC Series 02L
   5.375%, 11/01/27                              -0-             2,500         2,480,600
Poway Redev Agy
   (Paguay Proj) ETM
   AMBAC Series 01
   5.375%, 12/15/31                              -0-             5,940         6,047,514
Rancho Cordova COP
   (City Hall Fac Acq Proj)
   (Prerefunded)
   XLCA Series 05
   5.00%, 2/01/24                                -0-             2,645         2,901,168
Rancho Etiwanda Pub Fac CFD 1
   (Rancho Etiwanda)
   Series 01
   6.40%, 9/01/31                                -0-             8,000         8,724,640
Rancho Etiwanda Pub Fac CFD 1
   (Rancho Etiwanda) ETM
   Series 01
   6.40%, 9/01/31                                -0-             3,105         3,374,514
Redding Elec Sys Rev
   MBIA Series 92A
   8.726%, 7/01/22 (b)(c)                        -0-             1,720         2,335,691
Riverside CFD No 89-1
   (MTN Cove)
   (Prerefunded)
   Series 00
   6.50%, 9/01/25                                -0-             3,390         3,642,352
Riverside Cmnty Coll Dist
   (Prerefunded)
   MBIA Series 04A
   5.25%, 8/01/25 - 8/01/26                      -0-             1,980         2,220,907
Riverside Cnty Pub Fin Auth
   (Tax Alloc Rev)
   (Redev Proj)
   XLCA Series 04
   5.00%, 10/01/35                               -0-             2,475         2,427,802

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                              AllianceBernstein                         AllianceBernstein
                                                 Municipal       AllianceBernstein      Municipal Income       AllianceBernstein
                                                Income Fund         Municipal           Fund Insured           Municipal Income
                                                California         Income Fund          California             Fund Insured
                                                 Portfolio          California          Portfolio              California
                                                 Principal          Portfolio           Principal              Portfolio
                                                Amount (000)       (U.S. $ Value)       Amount (000)           (U.S. $ Value)
                                                ------------       ------------         ------------           ------------
Riverside Cnty Pub Fin Auth Tax Alloc Rev
   (Redev Proj)

   XLCA Series 04
   5.00%, 10/01/23                              $         -0-    $         -0-           $      1,955          $  1,990,288
Riverside Cnty Redev Agy
   (Jurupa Valley Proj)
   AMBAC Series 01
   5.125%, 10/01/35                                       -0-              -0-                  2,500             2,747,600
Riverside Cnty Redev Agy
   (Jurupa Valley Proj) ETM
   AMBAC Series 01
   5.25%, 10/01/35                                        -0-              -0-                  5,000             5,515,450
Riverside Comnty Coll Dist
   MBIA
   5.00%, 8/01/25                                      1,720        1,792,223                      -0-                   -0-
Rocklin Uni Sch Dist Comnty Fac District
   MBIA Series 04
   5.00%, 9/01/25                                      1,000        1,023,840                      -0-                   -0-
Roseville CFD
   (No 1 Central Roseville Highland Park)
   Series 99-A
   5.80%, 9/01/17                                      6,630        6,646,442                      -0-                   -0-
Roseville High Sch Dist
   Series 01E
   5.25%, 8/01/26                                      2,435        2,529,332                      -0-                   -0-
Sacramento CFD 97-01B
   (N Natomas Drain)
   (Prerefunded)
   Series 00B
   7.25%, 9/01/30                                      5,375        5,827,306                      -0-                   -0-
Sacramento City Uni Sch Dist
   FSA Series 04D
   5.25%, 7/01/21 - 7/01/23                            8,525        8,974,122                      -0-                   -0-
Sacramento Cnty Hsg Auth MFHR
   (Cottage Estates) AMT
   FNMA Series 00B
   6.00%, 2/01/33                                      5,300        5,391,531                      -0-                   -0-
Sacramento Cnty Hsg Auth MFHR
   (Verandas Apts) AMT
   FNMA Series 00H
   5.70%, 3/01/34                                      2,875        2,883,452                      -0-                   -0-
Sacramento Muni Util Dist Elec Rev
   MBIA Series 03S
   5.00%, 11/15/17                                     5,000        5,281,250                      -0-                   -0-
   MBIA Series 04R-289-2
   5.00%, 8/15/17                                     10,000       10,539,100                      -0-                   -0-
San Bernardino Cnty CFD 2002-1
   (Kaiser Commerce Ctr)
   Series 02-1
   5.90%, 9/01/33                                      4,750        4,603,985                      -0-                   -0-
San Bernardino SFMR
   (Mtg Rev) AMT
   GNMA/ FNMA Series 01-A1
   6.35%, 7/01/34 (b)                                    350          352,401                      -0-                   -0-
San Diego Cnty COP
   Series 04A
   5.50%, 9/01/44                                      5,000        5,093,000                      -0-                   -0-
San Diego HFA MFHR
   (Rental Rev) AMT
   GNMA/ FNMA Series 98C
   5.25%, 1/20/40                                      6,105        5,763,242                      -0-                   -0-
San Diego HFA MFHR
   (Vista La Rosa Apt) AMT
   GNMA Series 00A
   6.00%, 7/20/41                                     10,230       10,397,977                      -0-                   -0-

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                            Pro Forma
                                                          AllianceBernstein     Pro Forma
                                                              Municipal      AllianceBernstein
                                                             Income Fund        Municipal
                                                             California        Income Fund
                                                              Portfolio         California
                                                              Principal         Portfolio
                                            Adjustments      Amount (000)      (U.S. $ Value)
                                            -----------      ------------      ------------
Riverside Cnty Pub Fin Auth Tax Alloc Rev
   (Redev Proj)

   XLCA Series 04
   5.00%, 10/01/23                                  -0-      $      1,955      $  1,990,288
Riverside Cnty Redev Agy
   (Jurupa Valley Proj)
   AMBAC Series 01
   5.125%, 10/01/35                                 -0-             2,500         2,747,600
Riverside Cnty Redev Agy
   (Jurupa Valley Proj) ETM
   AMBAC Series 01
   5.25%, 10/01/35                                  -0-             5,000         5,515,450
Riverside Comnty Coll Dist
   MBIA
   5.00%, 8/01/25                                   -0-             1,720         1,792,223
Rocklin Uni Sch Dist Comnty Fac District
   MBIA Series 04
   5.00%, 9/01/25                                   -0-             1,000         1,023,840
Roseville CFD
   (No 1 Central Roseville Highland Park)
   Series 99-A
   5.80%, 9/01/17                                   -0-             6,630         6,646,442
Roseville High Sch Dist
   Series 01E
   5.25%, 8/01/26                                   -0-             2,435         2,529,332
Sacramento CFD 97-01B
   (N Natomas Drain)
   (Prerefunded)
   Series 00B
   7.25%, 9/01/30                                   -0-             5,375         5,827,306
Sacramento City Uni Sch Dist
   FSA Series 04D
   5.25%, 7/01/21 - 7/01/23                         -0-             8,525         8,974,122
Sacramento Cnty Hsg Auth MFHR
   (Cottage Estates) AMT
   FNMA Series 00B
   6.00%, 2/01/33                                   -0-             5,300         5,391,531
Sacramento Cnty Hsg Auth MFHR
   (Verandas Apts) AMT
   FNMA Series 00H
   5.70%, 3/01/34                                   -0-             2,875         2,883,452
Sacramento Muni Util Dist Elec Rev
   MBIA Series 03S
   5.00%, 11/15/17                                  -0-             5,000         5,281,250
   MBIA Series 04R-289-2
   5.00%, 8/15/17                                   -0-            10,000        10,539,100
San Bernardino Cnty CFD 2002-1
   (Kaiser Commerce Ctr)
   Series 02-1
   5.90%, 9/01/33                                   -0-             4,750         4,603,985
San Bernardino SFMR
   (Mtg Rev) AMT
   GNMA/ FNMA Series 01-A1
   6.35%, 7/01/34 (b)                               -0-               350           352,401
San Diego Cnty COP
   Series 04A
   5.50%, 9/01/44                                   -0-             5,000         5,093,000
San Diego HFA MFHR
   (Rental Rev) AMT
   GNMA/ FNMA Series 98C
   5.25%, 1/20/40                                   -0-             6,105         5,763,242
San Diego HFA MFHR
   (Vista La Rosa Apt) AMT
   GNMA Series 00A
   6.00%, 7/20/41                                   -0-            10,230        10,397,977

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                              AllianceBernstein                         AllianceBernstein
                                                 Municipal       AllianceBernstein      Municipal Income       AllianceBernstein
                                                Income Fund         Municipal           Fund Insured           Municipal Income
                                                California         Income Fund          California             Fund Insured
                                                 Portfolio          California          Portfolio              California
                                                 Principal          Portfolio           Principal              Portfolio
                                                Amount (000)       (U.S. $ Value)       Amount (000)           (U.S. $ Value)
                                                ------------       ------------         ------------           ------------
San Diego Uni Sch Dist
   (Election of 1998)
   MBIA Series 04E-1
   5.00%, 7/01/23 - 7/01/24                     $      2,240     $  2,349,749            $      1,000          $  1,049,770
San Francisco City & Cnty Int'l Arpt AMT
   FSA Series 00A
   6.125%, 1/01/27                                     1,480        1,513,374                      -0-                   -0-
San Francisco Univ Funding, Inc.
   ACA Series 99
   5.25%, 7/01/32                                     16,650       17,358,790                      -0-                   -0-
San Joaquin Hills Transp Corr Agy
   (Toll Road Rev)
   MBIA Series A
   Zero Coupon, 1/15/36                               47,415        8,858,544                      -0-                   -0-
San Joaquin Hills Transp Corr Agy ETM
   Series 93
   Zero Coupon, 1/01/20                               20,000       11,990,200                      -0-                   -0-
   Zero Coupon, 1/01/21                               20,000       11,391,000                      -0-                   -0-
   Zero Coupon, 1/01/23                               25,000       12,659,750                      -0-                   -0-
San Jose Redev Agy Tax Alloc Rev
   MBIA Series 04A
   5.25%, 8/01/19                                      5,000        5,237,650                      -0-                   -0-
San Mateo Cnty Comnty Coll Dist COP
   (Prerefunded)
   MBIA Series 04
   5.25%, 10/01/20 (d)                                 2,870        3,227,688                      -0-                   -0-
Santa Margarita Wtr Dist
   6.25%, 9/01/29                                     11,550       11,762,078                      -0-                   -0-
Semitropic Impr Dist Wtr Storage
   XLCA Series 04A
   5.50%, 12/01/23                                     1,640        1,740,007                      -0-                   -0-
South Gate Pub Fin Auth
   (South Gate Redev Proj No 1)
   XLCA Series 02
   5.125%, 9/01/24                                     1,800        1,767,654                      -0-                   -0-
Southwestern Comnty Coll Dist
   MBIA Series 05
   5.00%, 8/01/24                                         -0-              -0-                  1,000             1,040,080
Stockton Pub Fin Auth
   RADIAN Series 06A
   5.00%, 9/01/17 - 9/01/21                               -0-              -0-                  5,060             5,229,530
Tejon Ranch Pub Fac Fin Auth CFD 1
   (Tejon Indl Complex)
   Series 00A
   7.20%, 9/01/30                                      9,880       10,193,614                      -0-                   -0-
Tejon Ranch Pub Fac Fin Auth CFD 2000-1
   Series 03
   6.125%, 9/01/27                                     1,000          961,080                      -0-                   -0-
   6.20%, 9/01/33                                      2,375        2,247,177                      -0-                   -0-
Torrance COP
   (Ref & Pub Impt Proj)
   AMBAC Series 05B
   5.00%, 6/01/24                                      2,900        2,985,521                     465               478,713
Univ of California
   5.00%, 5/15/21                                      5,525        5,831,195                      -0-                   -0-
   FSA Series 05B
   5.00%, 5/15/24                                      3,600        3,724,776                   1,400             1,448,524
Univ of California
   (Prerefunded)
   FGIC Series 01M
   5.125%, 9/01/30                                    12,270       12,845,708                      -0-                   -0-
West Contra Costa Hlthcare Dist COP
   AMBAC Series 04
   5.375%, 7/01/21 - 7/01/24                           4,720        4,656,473                      -0-                   -0-
West Kern Cnty Wtr Rev
   (Prerefunded)
   Series 01
   5.625%, 6/01/31                                     3,000        3,224,850                      -0-                   -0-

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                            Pro Forma
                                                          AllianceBernstein     Pro Forma
                                                              Municipal      AllianceBernstein
                                                             Income Fund        Municipal
                                                             California        Income Fund
                                                              Portfolio         California
                                                              Principal         Portfolio
                                            Adjustments      Amount (000)      (U.S. $ Value)
                                            -----------      ------------      ------------
San Diego Uni Sch Dist
   (Election of 1998)
   MBIA Series 04E-1
   5.00%, 7/01/23 - 7/01/24                         -0-      $      3,240      $  3,399,519
San Francisco City & Cnty Int'l Arpt AMT
   FSA Series 00A
   6.125%, 1/01/27                                  -0-             1,480         1,513,374
San Francisco Univ Funding, Inc.
   ACA Series 99
   5.25%, 7/01/32                                   -0-            16,650        17,358,790
San Joaquin Hills Transp Corr Agy
   (Toll Road Rev)
   MBIA Series A
   Zero Coupon, 1/15/36                             -0-            47,415         8,858,544
San Joaquin Hills Transp Corr Agy ETM
   Series 93
   Zero Coupon, 1/01/20                             -0-            20,000        11,990,200
   Zero Coupon, 1/01/21                             -0-            20,000        11,391,000
   Zero Coupon, 1/01/23                             -0-            25,000        12,659,750
San Jose Redev Agy Tax Alloc Rev
   MBIA Series 04A
   5.25%, 8/01/19                                   -0-             5,000         5,237,650
San Mateo Cnty Comnty Coll Dist COP
   (Prerefunded)
   MBIA Series 04
   5.25%, 10/01/20 (d)                              -0-             2,870         3,227,688
Santa Margarita Wtr Dist
   6.25%, 9/01/29                                   -0-            11,550        11,762,078
Semitropic Impr Dist Wtr Storage
   XLCA Series 04A
   5.50%, 12/01/23                                  -0-             1,640         1,740,007
South Gate Pub Fin Auth
   (South Gate Redev Proj No 1)
   XLCA Series 02
   5.125%, 9/01/24                                  -0-             1,800         1,767,654
Southwestern Comnty Coll Dist
   MBIA Series 05
   5.00%, 8/01/24                                   -0-             1,000         1,040,080
Stockton Pub Fin Auth
   RADIAN Series 06A
   5.00%, 9/01/17 - 9/01/21                         -0-             5,060         5,229,530
Tejon Ranch Pub Fac Fin Auth CFD 1
   (Tejon Indl Complex)
   Series 00A
   7.20%, 9/01/30                                   -0-             9,880        10,193,614
Tejon Ranch Pub Fac Fin Auth CFD 2000-1
   Series 03
   6.125%, 9/01/27                                  -0-             1,000           961,080
   6.20%, 9/01/33                                   -0-             2,375         2,247,177
Torrance COP
   (Ref & Pub Impt Proj)
   AMBAC Series 05B
   5.00%, 6/01/24                                   -0-             3,365         3,464,234
Univ of California
   5.00%, 5/15/21                                   -0-             5,525         5,831,195
   FSA Series 05B
   5.00%, 5/15/24                                   -0-             5,000         5,173,300
Univ of California
   (Prerefunded)
   FGIC Series 01M
   5.125%, 9/01/30                                  -0-            12,270        12,845,708
West Contra Costa Hlthcare Dist COP
   AMBAC Series 04
   5.375%, 7/01/21 - 7/01/24                        -0-             4,720         4,656,473
West Kern Cnty Wtr Rev
   (Prerefunded)
   Series 01
   5.625%, 6/01/31                                  -0-             3,000         3,224,850

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                              AllianceBernstein                         AllianceBernstein
                                                 Municipal       AllianceBernstein      Municipal Income      AllianceBernstein
                                                Income Fund         Municipal            Fund Insured         Municipal Income
                                                California         Income Fund            California          Fund Insured
                                                 Portfolio          California             Portfolio           California
                                                 Principal          Portfolio              Principal           Portfolio
                                                Amount (000)       (U.S.$ Value)          Amount (000)        (U.S. $ Value)
                                                ------------       ------------           ------------        ------------
Westminster Redev Agy MFHR
   (Rose Garden Apt) AMT

   Series 93A
   6.75%, 8/01/24                               $      4,300     $  4,317,587            $        -0-          $        -0-
                                                                 ------------                                  ------------
                                                                  699,416,036                                    89,683,695
                                                                 ------------                                  ------------

Nevada - 0.4%
Henderson Loc Impr Dist
   FSA Series A
   5.00%, 3/01/22                                        -0-              -0-                   2,765             2,907,867
                                                                 ------------                                  ------------

Puerto Rico - 3.0%
Puerto Rico Conv Ctr Auth
   AMBAC
   5.00%, 7/01/17                                     10,730       11,189,029                     -0-                   -0-
Puerto Rico GO
   (Pub Impr)
   5.25%, 7/01/23                                      3,000        3,013,620                     -0-                   -0-
   Series 01A
   5.50%, 7/01/19                                      1,880        1,962,776                     -0-                   -0-
   Series 03A
   5.25%, 7/01/23                                        800          804,240                     -0-                   -0-
Puerto Rico Govt Dev Bank
   (Sr Notes)
   Series 06B
   5.00%, 12/01/15                                       500          513,935                     -0-                   -0-
Univ of Puerto Rico
   5.00%, 6/01/18                                      4,930        4,982,012                     -0-                   -0-
   Series 06Q
   5.00%, 6/01/19                                      2,490        2,501,404                     -0-                   -0-
                                                                 ------------                                  ------------
                                                                   24,967,016                                             0
                                                                 ------------                                  ------------

Total Long-Term Municipal Bonds
   (cost $782,132,583)                                            724,383,052                                    92,591,562
                                                                 ------------                                  ------------

Short-Term Municipal Notes - 1.7%
California - 1.7%
Abag Fin Auth for Nonprofit Corp.
   2.30%, 10/01/29 (e)                                   500          500,000                     -0-                   -0-
   COP Series D
   2.19%, 10/01/27 (e)                                   500          500,000                     -0-                   -0-
Abag Fin Auth for Nonprofit Corp.(Oshman
   Family Jewish Comnty)
   2.50%, 6/01/37 (e)                                  1,100        1,100,000                     -0-                   -0-

California Dept of Wtr Res Pwr Sup Rev
   Series 01B-3
   2.35%, 5/01/22 (e)(f)                               1,500        1,500,000                     -0-                   -0-
California Infra & Econ Dev Bank
   (Asian Art Museum Fndtn)
   MBIA Series 05
   2.65%, 6/01/34 (e)                                    -0-              -0-                     500               500,000
California Pollution Ctl Fin Auth
   2.35%, 11/01/26 (e)                                 4,000        4,000,000                     -0-                   -0-
   2.40%, 11/01/26 (e)                                   500          500,000                     -0-                   -0-
California St GO
   2.19%, 5/01/33 (e)                                    500          500,000                     -0-                   -0-
   2.50%, 5/01/34 (e)                                    500          500,000                     -0-                   -0-
   2.50%, 5/01/33 (e)(f)                               4,300        4,300,000                     -0-                   -0-
                                                                 ------------                                  ------------

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                              Pro Forma
                                                          AllianceBernstein      Pro Forma
                                                              Municipal      AllianceBernstein
                                                             Income Fund        Municipal
                                                             California        Income Fund
                                                              Portfolio         California
                                                              Principal         Portfolio
                                            Adjustments      Amount (000)      (U.S. $ Value)
                                            -----------      ------------      ------------
Westminster Redev Agy MFHR
   (Rose Garden Apt) AMT

   Series 93A
   6.75%, 8/01/24                                    -0-     $      4,300      $  4,317,587
                                            ------------                       ------------
                                                     -0-                        789,099,731
                                            ------------                       ------------

Nevada - 0.4%
Henderson Loc Impr Dist
   FSA Series A
   5.00%, 3/01/22                                    -0-            2,765         2,907,867
                                            ------------                       ------------

Puerto Rico - 3.0%
Puerto Rico Conv Ctr Auth
   AMBAC
   5.00%, 7/01/17                                    -0-           10,730        11,189,029
Puerto Rico GO
   (Pub Impr)
   5.25%, 7/01/23                                    -0-            3,000         3,013,620
   Series 01A
   5.50%, 7/01/19                                    -0-            1,880         1,962,776
   Series 03A
   5.25%, 7/01/23                                    -0-              800           804,240
Puerto Rico Govt Dev Bank
   (Sr Notes)
   Series 06B
   5.00%, 12/01/15                                   -0-              500           513,935
Univ of Puerto Rico
   5.00%, 6/01/18                                    -0-            4,930         4,982,012
   Series 06Q
   5.00%, 6/01/19                                    -0-            2,490         2,501,404
                                            ------------                       ------------
                                                     -0-                         24,967,016
                                            ------------                       ------------

Total Long-Term Municipal Bonds
   (cost $782,132,583)                               -0-                        816,974,614
                                            ------------                       ------------

Short-Term Municipal Notes - 1.7%
California - 1.7%
Abag Fin Auth for Nonprofit Corp.
   2.30%, 10/01/29 (e)                               -0-              500           500,000
   COP Series D
   2.19%, 10/01/27 (e)                               -0-              500           500,000
Abag Fin Auth for Nonprofit Corp.(Oshman
   Family Jewish Comnty)
   2.50%, 6/01/37 (e)                                -0-            1,100         1,100,000

California Dept of Wtr Res Pwr Sup Rev
   Series 01B-3
   2.35%, 5/01/22 (e)(f)                             -0-            1,500         1,500,000
California Infra & Econ Dev Bank
   (Asian Art Museum Fndtn)
   MBIA Series 05
   2.65%, 6/01/34 (e)                                -0-              500           500,000
California Pollution Ctl Fin Auth
   2.35%, 11/01/26 (e)                               -0-            4,000         4,000,000
   2.40%, 11/01/26 (e)                               -0-              500           500,000
California St GO
   2.19%, 5/01/33 (e)                                -0-              500           500,000
   2.50%, 5/01/34 (e)                                -0-              500           500,000
   2.50%, 5/01/33 (e)(f)                             -0-            4,300         4,300,000
                                            ------------                       ------------

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                              AllianceBernstein                        AllianceBernstein
                                                 Municipal       AllianceBernstein     Municipal Income        AllianceBernstein
                                                Income Fund         Municipal            Fund Insured          Municipal Income
                                                California         Income Fund            California           Fund Insured
                                                 Portfolio          California            Portfolio            California
                                                 Principal          Portfolio             Principal            Portfolio
                                                Amount (000)       (U.S. $ Value)         Amount (000)         (U.S. $ Value)
                                                ------------       ------------           ------------         ------------
New York - 0.5%
New York City
   FSA Series A6
   2.40%, 11/01/26 (d)                          $        -0-     $         -0-           $         500         $     500,000
                                                                 -------------                                 -------------

Total Short-Term Municipal Notes                                 -------------                                 -------------
   (cost $14,400,000)                                               13,400,000                                     1,000,000
                                                                 -------------                                 -------------

Total Investments - 99.9%
   (cost $796,532,583)                                             737,783,052                                    93,591,562
Other assets less liabilities - 0.1%                                  (216,335)                                    1,058,200
                                                                 -------------                                 -------------
Net Assets - 100.0%                                              $ 737,566,717                                 $  94,649,762
                                                                 -------------                                 -------------

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO


April 30, 2008 (unaudited)                                    AllianceBernstein Municipal Income Fund - Insured California Portfolio
                                                                      AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                              Pro Forma
                                                          AllianceBernstein      Pro Forma
                                                              Municipal      AllianceBernstein
                                                             Income Fund        Municipal
                                                             California        Income Fund
                                                              Portfolio         California
                                                              Principal         Portfolio
                                            Adjustments      Amount (000)      (U.S. $ Value)
                                            -----------      ------------      ------------
New York - 0.5%
New York City
   FSA Series A6
   2.40%, 11/01/26 (d)                              -0-      $        500     $     500,000
                                            -------------                     -------------

Total Short-Term Municipal Notes            -------------                     -------------
   (cost $14,400,000)                               -0-                          14,400,000
                                            -------------                     -------------

Total Investments - 99.9%
   (cost $796,532,583)                                                          831,374,614
Other assets less liabilities - 0.1%                                                841,865
                                                                              -------------
Net Assets - 100.0%                                                           $ 832,216,479
                                                                              -------------

INTEREST RATE SWAP TRANSACTIONS
                                                                             Pro-Forma
                  AllianceBernstein          AllianceBernstein           AllianceBernstein
                Municipal Income Fund      Municipal Income Fund       Municipal Income Fund
                 California Portfolio   Insured California Portfolio   California Portfolio
                       Notional                   Notional                   Notional
Swap                    Amount                     Amount                     Amount           Termination
Counterparty             (000)                     (000)                       (000)               Date
-------------------------------------------------------------------------------------------------------------
Citigroup       $        5,600          $            900               $       6,500              1/25/26
Merrill Lynch            3,900                       600                       4,500              7/12/08
Merrill Lynch            2,800                       -0-                       2,800             10/01/16
Merrill Lynch              -0-                     3,100                       3,100             10/21/16
Merrill Lynch           13,800                       700                      14,500              7/30/26
Merrill Lynch           10,200                       -0-                      10,200              8/09/26
Merrill Lynch           13,400                     1,600                      15,000             11/15/26

INTEREST RATE SWAP TRANSACTIONS
                                                                                                              Pro-Forma
                                                   AllianceBernstein           AllianceBernstein          AllianceBernstein
                          Rate Type              Municipal Income Fund       Municipal Income Fund      Municipal Income Fund
                -----------------------------    California Portfolio    Insured California Portfolio   California Portfolio
                   Payments       Payments            Unrealized                  Unrealized                 Unrealized
Swap               made by       received by         Appreciation/               Appreciation/              Appreciation/
Counterparty    the Portfolio   the Portfolio       (Depreciation)              (Depreciation)              (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
Citigroup           BMA*           4.108%        $       335,512         $          53,922              $      389,434
Merrill Lynch       BMA*           3.815%                 14,868                     2,287                      17,155
Merrill Lynch       BMA*           4.147%                197,463                       -0-                     197,463
Merrill Lynch       BMA*           4.128%                    -0-                   210,863                     210,863
Merrill Lynch      4.090%           BMA*                (794,341)                  (40,293)                   (834,634)
Merrill Lynch      4.063%           BMA*                (589,646)                      -0-                    (589,646)
Merrill Lynch      4.378%           BMA*              (1,302,351)                 (155,505)                 (1,457,856)

----------
(a)  When-Issued security.

(b)  Variable rate coupon, rate shown as of April 30, 2008.

(c) Inverse Floater Security - Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(d) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(e) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(f) Position, or a portion thereof, has been segregated to collateralize when issued securities.

* Variable interest rate based on the Securities Industry & Financial Markets Association, formerly the Bond Market Association (BMA).

+ An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2008 and the aggregate market value of these securities amounted to $3,475,000 or 0.42% of total investments.

     As of April 30, 2008, the Portfolio held 50% of the investments in insured bonds (of this amount 11% represents the Portfolio's holdings in pre-refunded bonds).

Glossary:
ACA             -  ACA Capital
AMBAC           -  American Bond Assurance Corporation
AMT             -  Alternative Minimum Tax (subject to)
CDA             -  Community Development Administration
CFD             -  Community Facilities District
COP             -  Certificate of Participation
ETM             -  Escrow to Maturity
FGIC            -  Financial Guaranty Insurance Company
FNMA            -  Federal National Mortgage Association
FSA             -  Financial Security Assurance Inc.
GNMA            -  Government National Mortgage Association
GO              -  General Obligation
HFA             -  Housing Finance Authority
MBIA            -  Municipal Bond Investors Assurance
MFA             -  Mortgage Finance Authority
MFHR            -  Multi-Family Housing Revenue
RADIAN          -  Radian Group, Inc.
SFMR            -  Single Family Mortgage Revenue
XLCA            -  XL Capital Assurance Inc.

STATEMENT OF ASSETS AND LIABILITIES
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO

                                                         AllianceBernstein Municipal Income Fund - Insured California Portfolio
April 30, 2008 (unaudited)                                            AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Alliance-
                                                             Alliance-            Bernstein                       Pro Forma
                                                             Bernstein            Municipal                       Alliance-
                                                             Municipal            Income                          Bernstein
                                                              Income               Fund                          Municipal
                                                               Fund               Insured                       Income Fund
                                                            California           California                      California
                                                             Portfolio            Portfolio      Adjustments     Portfolio
                                                             ---------            ---------      -----------     ---------
ASSETS
Investments in securities, at value
(cost $705,756,862 and $90,775,721, respectively)           $    737,783,052     $  93,591,562   $     $ -0-    $  831,374,614
Cash                                                                      -0-          239,119           -0-           239,119
Interest receivable                                                9,193,220         1,125,616           -0-        10,318,836
Receivable for capital stock sold                                  1,630,623           100,947           -0-         1,731,570
Unrealized appreciation of interest rate swap contracts              547,843           267,072           -0-           814,915
Receivable for investment securities sold                            215,556            10,000           -0-           225,556
                                                            -----------------   ---------------  -----------    ---------------
Total assets                                                     749,370,294        95,334,316           -0-       844,704,610
                                                            -----------------   ---------------  -----------    ---------------
LIABILITIES
Due to custodian                                                      61,583               -0-           -0-            61,583
Payable for investment securities purchased                        5,271,150               -0-           -0-         5,271,150
Unrealized depreciation of interest rate swap contracts            2,686,338           195,798           -0-         2,882,136
Payable for capital stock redeemed                                 2,312,412           225,213           -0-         2,537,625
Dividends payable                                                    819,227            90,645           -0-           909,872
Distribution fee payable                                             263,765            33,025           -0-           296,790
Advisory fee payable                                                 217,717            34,686           -0-           252,403
Administrative fee payable                                            25,356            36,533           -0-            61,889
Transfer Agent fee payable                                            11,500               767           -0-            12,267
Accrued expenses                                                     134,529            67,887           -0-           202,416
                                                            -----------------   ---------------  -----------    ---------------
Total liabilities                                                 11,803,577           684,554           -0-        12,488,131
                                                            -----------------   ---------------  -----------    ---------------
NET ASSETS                                                  $    737,566,717     $  94,649,762   $       -0-    $  832,216,479
                                                            -----------------   ---------------  -----------    ---------------

Composition of Net Assets
Capital stock, at par                                       $         69,246     $       7,077   $       -0-    $       76,323
Additional paid-in capital                                       726,688,866        91,114,284           -0-       817,803,150
Distributions in excess of net investment income                    (549,426)         (101,548)          -0-          (650,974)
Accumulated net realized gain
   (loss) on investment transactions                             (18,529,664)          742,834           -0-       (17,786,830)
Net unrealized appreciation of investments                        29,887,695         2,887,115           -0-        32,774,810
                                                            -----------------   ---------------  -----------    ---------------
NET ASSETS                                                  $    737,566,717        94,649,762   $       -0-       832,216,479
                                                            -----------------   ---------------  ------------   ---------------

CLASS A SHARES
Net Assets                                                  $    594,167,098     $  77,386,486                     671,553,584
Shares of capital stock outstanding                               55,780,346         5,785,202    1,479,833         63,045,381
                                                            -----------------   ---------------  -----------    ---------------
Net asset value per share                                   $          10.65     $       13.38                  $        10.65
                                                            -----------------   ---------------                 ---------------

CLASS B SHARES
Net Assets                                                  $     30,796,410     $   3,449,906                      34,246,316
Shares of capital stock outstanding                                2,891,980           258,017       65,951          3,215,948
                                                            -----------------   ---------------  -----------    ---------------
Net asset value per share                                   $          10.65     $       13.37                  $        10.65
                                                            -----------------   ---------------                 ---------------

CLASS C SHARES
Net Assets                                                  $    112,603,209     $  13,813,370                  $  126,416,579
Shares of capital stock outstanding                               10,573,670         1,033,341      263,762         11,870,773
                                                            -----------------   ---------------  -----------    ---------------
Net asset value per share                                   $          10.65     $       13.37                  $        10.65
                                                            -----------------   ---------------                 ---------------


See Notes to Pro Forma AllianceBernstein Municipal Income Fund - California Portfolio Financial Statements.


STATEMENT OF OPERATIONS
PRO FORMA ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTFOLIO

                                                         AllianceBernstein Municipal Income Fund - Insured California Portfolio
Twelve Months Ended April 30, 2008 (unaudited)                        AllianceBernstein Municipal Income Fund - California Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Alliance-
                                                             Alliance-            Bernstein                      Pro Forma
                                                             Bernstein            Municipal                      Alliance-
                                                             Municipal             Income                        Bernstein
                                                              Income                Fund                         Municipal
                                                               Fund               Insured                       Income Fund
                                                            California           California                      California
                                                             Portfolio            Portfolio      Adjustments     Portfolio
                                                             ---------            ---------      -----------     ---------
INVESTMENT INCOME
Interest                                                  $  37,588,744          $   4,813,761   $       -0-    $   42,402,505
                                                          --------------         --------------  -----------    ---------------
EXPENSES
Advisory fee                                                  3,384,203                464,243      (79,023)         3,769,423 (a)
Distribution fee- Class A                                     1,779,303                248,733      (12,914)         2,015,122 (b)
Distribution fee- Class B                                       462,621                 59,637            0            522,258 (c)
Distribution fee- Class C                                     1,126,817                142,901            0          1,269,718 (c)
Transfer agency                                                 268,475                 43,281      (15,228)           296,528 (d)
Custodian                                                       224,679                123,112     (135,866)           211,925 (d)
Administrative                                                   91,000                 96,500      (93,500)            94,000 (d)
Audit & legal                                                    78,830                 81,980      (74,810)            86,000 (d)
Printing                                                         70,954                  9,286      (14,530)            65,710 (d)
Registration                                                     24,736                 13,868      (13,604)            25,000 (d)
Directors' fees                                                   7,194                  6,907       (4,950)             9,151 (d)
Miscellaneous                                                    25,433                 16,681      (16,114)            26,000 (d)
                                                          --------------         --------------  -----------    ---------------
Total expenses                                                7,544,245              1,307,129     (460,539)         8,390,835
Less: advisory fee waived                                      (630,151)                    -0-    (184,163)          (814,314)
Less: expense offset agreement                                  (10,739)                (1,495)          -0-           (12,234)
                                                          --------------         --------------  -----------    ---------------
Net expenses                                                  6,903,355              1,305,634     (644,702)         7,564,287
                                                          --------------         --------------  -----------    ---------------
Net investment income                                        30,685,389              3,508,127      644,702         34,838,218
                                                          --------------         --------------  -----------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                     2,058,313                387,480           -0-         2,445,793
  Futures contracts                                            (197,529)               (27,968)                       (225,497)
  Swap contracts                                                670,743                 85,435                         756,178
Net change in unrealized
appreciation/depreciation of:
  Investments                                               (26,666,501)            (2,610,947)          -0-       (29,277,448)
  Futures contracts                                                   -                      -
  Swap contracts                                             (2,138,495)                71,274           -0-        (2,067,221)
                                                          --------------         --------------  -----------    ---------------
Net gain on investment transactions                         (26,273,469)            (2,094,726)          -0-       (28,368,195)
                                                          --------------         --------------  -----------    ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                $   4,411,920          $   1,413,401   $  644,702     $    6,470,023
                                                          --------------         --------------  -----------    ---------------

----------------
(a)  Advisory fee based on an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets.

(b)  Distribution fee based on an annual rate of .30% of the Portfolio's average daily net assets attributable to Class A shares.

(c)  Distribution fee based on an annual rate of 1% of the Portfolio's average daily net assets attributable to Class B and Class C shares.

(d)  Expenses are based on one fund.

     See Notes to Pro Forma AllianceBernstein Municipal Income Fund - California Portfolio Financial Statements.

NOTES TO FINANCIAL STATEMENTS
PRO FORMA
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND - CALIFORNIA PORTOFLIO
April 30, 2008 (unaudited)

NOTE A: General

The Pro Forma AllianceBernstein Municipal Income Fund - California Portfolio Financial Statements give effect to the proposed acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein Municipal Income Fund - Insured California Portfolio (the "Acquired Fund") by AllianceBernstein Municipal Income Fund - California Portfolio (the "Fund" or "Acquiring Fund") pursuant to the Agreement and Plan of Reorganization. The Acquisition would be accomplished by a tax-free exchange of the assets and liabilities of AllianceBernstein Municipal Income Fund - Insured California Portfolio for shares of the Fund. After the proposed acquisition, the tax survivor for federal income tax purposes will be AllianceBernstein Municipal Income Fund - California Portfolio.

AllianceBernstein Municipal Income Fund (the "Registrant") is incorporated under the laws of the State of Maryland. The Fund is a series of the AllianceBernstein Municipal Income Fund, currently comprised of five portfolios; the diversified National Portfolio, Insured National Portfolio, New York Portfolio and California Portfolio and the non-diversified Insured California Portfolio. The Fund's unaudited Pro Forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition was effective for the period May 1, 2007 - April 30, 2008. You should read them in conjunction with the Fund's historical financial statements, which are included in the Fund's Shareholder reports. The Fund's Pro Forma Statement of Operations reflects the assumption that certain expenses would be lower for the combined Fund as a result of the Acquisition. Insured California Portfolio will bear the expenses of the Acquisition including the cost of proxy solicitation.

NOTE B: Significant Accounting Policies

The Fund's Pro Forma Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1.   Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2.   Taxes

It is each Portfolios' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3.   Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. As described more fully in the prospectus for the Portfolios, each portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

The New York, Insured California and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4.   Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5.   Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE C: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio's average daily net assets. Such fee is accrued daily and paid monthly. Effective January 1, 2009, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to ..75%, 1.45%, 1.45% and .45% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. Assuming the merger had been consummated prior to May 1, 2007, for the twelve months ended April 30, 2008; such waiver would have amounted to approximately $814,314.

Pursuant to the Advisory agreement, the Fund paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the twelve months ended April 30, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services.

For the twelve months ended April 30, 2008, the Fund's expenses were reduced by $12,234 under an expense offset arrangement with ABIS.

AllianceBernstein   Investments,   Inc.  (the  "Distributor"),   a  wholly-owned
subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares.

NOTE D
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

NOTE E: Capital Stock

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value per share of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of April 30, 2008. The pro-forma number of shares outstanding for the combined entity consists of the following at April 30, 2008.

                        Shares of       Additional
                        Acquiring     Shares Assumed     Total Shares
                           Fund         Issued with      Outstanding
Class of Shares       Pre-Combination     Merger        Post-Combination
--------------------- --------------- ---------------- -----------------
Class A                 55,780,346      1,479,833         63,045,381
Class B                  2,891,980         65,951          3,215,948
Class C                 10,573,670        263,762         11,870,773









SK 00250 0034 923876

                                     PART C
                                OTHER INFORMATION

ITEM 15.  Indemnification

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, filed as Exhibit (a) and Section 10 of the proposed Distribution Services Agreement filed as Exhibit (e)(1) in response to Item 23 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 31, 2007 and Article IX of Registrant's Amended and Restated By-laws filed as Exhibit 99.77Q1 - Other Exhibits to the Registrant's Semi-Annual Report on Form NSAR-A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on June 29, 2006., and as set forth below.

          The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 23 of the Registrant's Registration Statement on Form N-1A ( File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 31, 2007, as set forth below.

ARTICLE EIGHTH OF REGISTRANT'S ARTICLES OF AMENDMENT AND
RESTATEMENT OF ARTICLES OF INCORPORATION READS AS FOLLOWS:

          (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

          (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

          (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

          (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX OF THE REGISTRANT'S AMENDED AND RESTATED BY-LAWS READS AS FOLLOWS:

          To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

          Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

          The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties or obligations thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") (formerly Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties thereunder or by reason of reckless disregard of its obligations and duties thereunder.

          The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation (and any amendments thereto), the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI which are filed as Exhibits (a), (d), and (e)(1), respectively, in response to Item 23 of Form N-1A and each of which are incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 16.  Exhibits

     (1) Articles of Amendment and Restatement of Articles of Incorporation of the Registrant, dated February 1, 2006 and filed February 23, 2006 - Incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 37 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 31, 2007.

     (2) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits to the Registrant's Semi-Annual Report on Form NSAR-A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on June 29, 2006.

     (3)  Not applicable.

     (4) Form of Plan of Acquisition and Liquidation between the California Portfolio and the Insured California Portfolio, each a series of AllianceBernstein Municipal Income Fund, Inc. - constitutes Appendix G to Part A hereof.

     (5)  Not applicable.

     (6) Form of Amended Advisory Agreement between the Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 37 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 31, 2007.

     (7) (a) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 30, 1998.

          (b) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to
               Exhibit 6(b) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on February 3, 1997.

          (c) Form of Amendment to Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 37 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 31, 2007.

            (d) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 34 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

            (e) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

     (8)  Not applicable.

     (9) (a) Custodian Contract with State Street Bank and Trust Company as assigned to Registrant by Alliance Tax-Free Income Fund, the predecessor of the Registrant - Incorporated by reference to
               Exhibit 8(a) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 30, 1998.

          (b) Assignment to Registrant of the then existing Custodian Agreement between Alliance Tax-Free Income Fund, the predecessor of the Registrant, and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 30, 1998.

     (10) (a)  Rule 12b-1 Plan - See Exhibit (7)(a) hereto.

          (b) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 32 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on January 30, 2004.

     (11) Opinion and Consent of Seward & Kissel LLP regarding the legality of securities being registered - Filed herewith.

     (12) Opinion and Consent of Seward & Kissel LLP as to Tax matters - To be filed by amendment.

     (13) (a) Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 30, 1998.

          (b) Form of Amendment to Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.) - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 37 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 31, 2007.

          (c)  Form of Expense Limitation Undertaking by AllianceBernstein L.P.
               - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 29, 1999.

          (d) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (e) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of The AllianceBernstein Pooling Portfolios (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on December 29, 2006.

     (14) Consent of Independent Registered Public Accounting Firm - Filed herewith.

     (15) Not applicable.

     (16) Powers of Attorney for: Marc O. Mayer, John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., Nancy P. Jacklin, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.

     (17) Not applicable.

ITEM 17.  Undertakings

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Acquisition described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 7th day of October, 2008.

                                   ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.


                                        By: Robert M. Keith*
                                        --------------------
                                            Robert M. Keith
                                            President

          Pursuant to the requirements of the Securities Act of l933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      Signature                  Title                           Date
      ---------                  -----                           ----

(1)   Principal
      Executive Officer:

      Robert M. Keith*          President and                    October 7, 2008
      -----------------------   Executive Managing
      Robert M. Keith           Director

(2)   Principal Financial
      and Accounting Officer:

      /s/Joseph J. Mantineo     Treasurer and                    October 7, 2008
      -----------------------   Chief Financial
      Joseph J. Mantineo        Officer

(3)   Majority of the Directors:
      Marc O. Mayer*
      John H. Dobkin*
      Michael J. Downey*
      William H. Foulk, Jr.*
      Nancy P. Jacklin*
      Garry L. Moody*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*

*By   /s/ Emilie D. Wrapp                                        October 7, 2008
      -----------------------
          Emilie D. Wrapp
          (Attorney-in-fact)

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.         Description of Exhibits
-----------         -----------------------

(11)                Opinion and Consent of Seward & Kissel LLP

(14)                Consent of Independent Registered Public Accounting Firm

(16)                Powers of Attorney

SK 00250 0157 919653 v3